UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

GURUNET CORPORATION

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(4) Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JULY 12, 2005

May 31, 2005

Dear Stockholders of GuruNet Corporation:

Notice is hereby given that the 2005 annual meeting of stockholders of GuruNet Corporation will be held on July 12, 2005, at 10:00 a.m., New York City time, at The Penn Club of New York, 30 West 44th Street, New York, New York 10036, for the following important purposes:

(1)	To elect two Class I directors to hold office for a three-year term or until their respective successors are elected and qualified;

(2)	To consider and vote on a proposal to approve GuruNet’s 2005 Incentive Compensation Plan;

(3)
To consider and vote on a proposal to ratify the appointment by our Audit Committee of Somekh Chaikin, a member of KPMG International, to serve as GuruNet’s independent registered public accounting firm for the fiscal year ending December 31, 2005; and

(4)	To consider and act on any other matters that properly may be presented at the annual meeting or any adjournment or postponement of the annual meeting.

These items of business are described in the attached proxy statement, which is being mailed on or about June 1, 2005. Stockholders of record at the close of business on May 23, 2005 are entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof. As of that date, there were 7,024,671 shares of GuruNet’s common stock outstanding and entitled to vote at the annual meeting. Each share of GuruNet’s common stock is entitled to one vote on each matter properly brought before the annual meeting. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder, for any purpose relating to the annual meeting, during ordinary business hours at the offices of Greenberg Traurig, LLP, 200 Park Avenue, New York, New York 10166.

Also enclosed herewith is GuruNet’s 2004 Annual Report to Stockholders, containing its financial statements for the year ended December 31, 2004. The Annual Report does not constitute proxy soliciting material.

Your vote is important, regardless of the number of shares you own. Please vote as soon as possible to make sure that your shares are represented at the annual meeting. To vote your shares, you may complete and return the enclosed proxy card in the envelope provided or you may be able to submit your proxy or voting instructions by telephone or the Internet. If you are a holder of record, you may also cast your vote in person at the annual meeting. If your shares are held in “street name” (that is, held for your account by a broker or other nominee), you will receive instructions from your broker or nominee on how to vote your shares.

By Order of the Board of Directors,

Steven Steinberg
Secretary

Jerusalem, Israel
May 31, 2005

IMPORTANT: Please fill in, date, sign and promptly mail the enclosed proxy card in the accompanying postage-paid envelope to ensure that your shares are represented at the annual meeting. If you attend the annual meeting, you may choose to vote in person even if you have previously sent in your proxy card.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE MEETING	1

WHO CAN HELP ANSWER YOUR QUESTIONS	3

THE 2005 ANNUAL MEETING OF STOCKHOLDERS	4

General	4
Date, Time and Place	4
Matters to be Considered at the Annual Meeting	4
Record Date	4
Vote Required	4
Voting of Proxies; Abstentions; and Broker Non-Votes	5
Revocability of Proxies	5
Adjournments	6
Voting by Telephone or Via the Internet	6
Solicitation of Proxies and Expenses of Solicitation	6

PROPOSAL NO. 1: ELECTION OF DIRECTORS	7

Director Nominees	7
Independence of Directors	9
Meetings of the Board of Directors	9
Corporate Governance and Board Committees	9
Director Nominations	10
Communications by Stockholders with Directors	11
Director Attendance at Annual Meetings	11
Vote Required and Recommendation of GuruNet’s Board of Directors	11

PROPOSAL NO. 2: THE PROPOSED 2005 INCENTIVE COMPENSATION PLAN	11

Background and Purpose	11
Shares Available for Awards; Annual Per-Person Limitations	12
Eligibility	13
Administration	13
Stock Options and SARs	13
Restricted and Deferred Stock	13
Dividend Equivalents	14
Bonus Stock and Awards in Lieu of Cash Obligations	14
Other Stock-Based Awards	14
Performance Awards	14
Other Terms of Awards	15
Acceleration of Vesting; Change in Control	15
Amendment and Termination	16
Special Rules Applicable to Participants Who Are Israeli Residents	17
Federal Income Tax Consequences of Awards	17
Nonqualified Stock Options	17
Incentive Stock Options	18
Stock Awards	18
Stock Appreciation Rights	19
Dividend Equivalents	19
Section 162 Limitations	19
Importance of Consulting Tax Advisor	20
Vote Required and Recommendation of GuruNet’s Board of Directors	20

i

PROPOSAL NO. 3: SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20

Fees Paid to Principal Accountants	20
Vote Required and Recommendation of GuruNet’s Board of Directors	21

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF GURUNET	22

EXECUTIVE OFFICERS	24

EXECUTIVE COMPENSATION AND RELATED MATTERS	25

Options Granted in Fiscal Year 2004	26
2004 Fiscal Year End Option Values	26
Employment Contracts and Termination of Employment and Change-in-Control Agreements	27
Compensation of Directors	28
Director and Officer Liability	28
Compensation Committee Interlocks and Insider Participation in Compensation Decisions	28
Certain Relationships and Related Transactions	28
Section 16(a) Beneficial Ownership Reporting Compliance	29
Equity Compensation Plan Information	29

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION	29

Compensation Philosophy	29
Forms of Compensation	30
2004 Compensation	31

REPORT OF THE AUDIT COMMITTEE	31

COMPARISON OF STOCKHOLDER RETURN	32

ANNUAL REPORT	33

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING OF GURUNET’S STOCKHOLDERS	33

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON	33

OTHER MATTERS	33

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	33

WHERE YOU CAN FIND MORE INFORMATION	34

ANNEX A: Audit Committee Charter

ANNEX B: Form of 2005 Incentive Compensation Plan

ii

QUESTIONS AND ANSWERS ABOUT ANNUAL MEETING

Q:	When and where will the annual meeting be held?

A:	The annual meeting will be held at The Penn Club of New York, 30 West 44th Street, New York, New York 10036, beginning at 10:00 a.m., New York City time, on July 12, 2005.

Q:	Who is making this proxy solicitation?

A:
This proxy statement is furnished to holders of our common stock as of the close of business on May 23, 2005, the record date for the annual meeting (the “Record Date”), as part of the solicitation of proxies by GuruNet’s board of directors for use at the annual meeting and any adjournments or postponements of the annual meeting.

Q:	What am I being asked to vote on at the annual meeting?

A:	At the annual meeting, you will be asked to consider and vote on:

•	a proposal to elect two Class I directors to hold office for a three-year term or until their respective successors are elected and qualified;

•	a proposal to approve GuruNet’s 2005 Incentive Compensation Plan; and

•
a proposal to ratify the appointment by our Audit Committee of Somekh Chaikin, a member of KPMG International, to serve as GuruNet’s independent registered public accounting firm for the fiscal year ending December 31, 2005.

At present, we know of no other matters to be presented for stockholder action at the annual meeting.

Q.	How does GuruNet’s board of directors recommend that I vote?

A:
Our board of directors recommends that you vote your shares “FOR” the election of each of the two nominees named herein to GuruNet’s board of directors; “FOR” approval of GuruNet’s 2005 Incentive Compensation Plan; and “FOR” the ratification of the appointment by our Audit Committee of Somekh Chaikin, a member of KPMG International, as our independent registered public accounting firm.

Q.	What vote is required to approve each proposal?

A:
In the election of directors, the two persons receiving the highest number of “FOR” votes will be elected. The proposals regarding the approval of GuruNet’s 2005 Incentive Compensation Plan and the ratification of Somekh Chaikin, a member of KPMG International, as our independent registered public accounting firm each requires the affirmative “FOR” vote of a majority of those shares of GuruNet’s common stock present in person or represented by properly executed proxies and entitled to vote at the annual meeting.

Q.	What is the quorum requirement with respect to the annual meeting?

A:	The presence, in person or by properly executed proxy, of the holders of a majority of the shares of GuruNet’s common stock entitled to vote at the annual meeting will constitute a quorum.

Q:	Under what circumstances will the annual meeting be adjourned?

A:
Although it is not expected, the annual meeting may be adjourned in the absence of a quorum for the purpose of obtaining a quorum. Any adjournment may be made without notice, other than by an announcement made at the annual meeting, by the affirmative vote of a majority of the shares of GuruNet’s common stock present in person or by properly executed proxy at the annual meeting.

Q:	What shares can be voted at the annual meeting?

A:
All shares of GuruNet’s common stock that you own as of the Record Date may be voted by you. You may cast one vote per share of GuruNet’s common stock that you held on the Record Date. These shares include shares that are: (1) held directly in your name as the stockholder of record and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q:	What is the difference between a holder of record and a beneficial owner of GuruNet’s common stock?

A:
Most of our stockholders hold their shares through a stockbroker, bank or other nominee, rather than directly in their own name. As summarized below, there are some distinctions between shares held as a holder of record and those beneficially owned.

Holders of Record

If your shares of GuruNet’s common stock are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the holder of record, and these proxy materials are being sent directly to you by GuruNet. As the holder of record, you have the right to grant your voting proxy directly to GuruNet or to vote in person at the annual meeting. We have enclosed a proxy card with this proxy statement for you to use.

Beneficial Owners

If your shares of GuruNet’s common stock are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name”, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the holder of record. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the annual meeting. However, since you are not the holder of record, you may not vote these shares in person at the annual meeting. Your broker or nominee has enclosed a voting instruction card with this proxy statement for you to use in directing the broker or nominee how to vote your shares. You may also vote by telephone as described below under “How can I vote my shares without attending the annual meeting?” If you are a beneficial owner and do not provide the holder of record with voting instructions, your shares may constitute broker non-votes, as described in the section titled “The 2005 Annual Meeting of Stockholders—Voting of Proxies; Abstentions; and Broker Non-Votes.”

Q:	How can I vote my shares in person at the annual meeting?

A:
Shares of GuruNet’s common stock held directly in your name as the holder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. Even if you plan to attend the annual meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the annual meeting. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

Q:	How can I vote my shares without attending the annual meeting?

A:
Whether you hold shares directly as the holder of record or beneficially in street name, you may direct your vote without attending the annual meeting by telephone or by completing and mailing your proxy card or voting instruction card in the enclosed postage pre-paid envelope. You may also be able to direct your vote via the Internet. Please refer to the enclosed materials for details.

Q:	Can I change my vote after I have voted by proxy?

A:	Yes. You can change your vote at any time before your proxy is voted at the annual meeting by revoking your proxy.

If you are a holder of record of GuruNet’s common stock, you may revoke your proxy by:

•	attending the annual meeting and voting your shares in person at the annual meeting. Your attendance at the annual meeting alone will not revoke your proxy -- you must also vote at the annual meeting;

•	filing an instrument in writing with the Secretary of GuruNet stating that you would like to revoke your proxy; or

•	filing another duly executed proxy bearing a later date with the Secretary of GuruNet so that it arrives prior to the annual meeting.

You should send your revocation or new proxy card to GuruNet’s Secretary at GuruNet Corporation, Jerusalem Technology Park, Building 98, Jerusalem 91481 Israel.

If you are a beneficial owner of GuruNet’s common stock and you instructed a broker or other nominee to vote your shares, you must follow your broker’s directions for changing those instructions.

Q:	What does it mean if I receive more than one proxy card or voting instruction card?

A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions for each proxy and voting instruction card your receive.

Q:	Where can I find the voting results of the annual meeting?

A:	We will announce preliminary voting results at the annual meeting and publish final results in our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2005.

WHO CAN HELP ANSWER YOUR QUESTIONS

If you have any questions about any of the proposals to be presented at the annual meeting or how to submit your proxy card, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact:

GuruNet Corporation
Jerusalem Technology Park
Building 98
Jerusalem 91481 Israel
Attention: Steven Steinberg

THE 2005 ANNUAL MEETING OF STOCKHOLDERS

General

We are furnishing this proxy statement to our stockholders in connection with the solicitation of proxies by GuruNet’s board of directors for use at the 2005 annual meeting of stockholders to be held on July 12, 2005, and at any adjournment, postponement or continuation thereof. This proxy statement is first being furnished to stockholders of GuruNet on or about June 1, 2005.

Date, Time and Place

The annual meeting of stockholders will be held on July 12, 2005, at 10:00 a.m., New York City time, at The Penn Club of New York, 30 West 44th Street, New York, New York 10036.

Matters to be Considered at the Annual Meeting

At the annual meeting, you will be asked to consider and vote on:

•	a proposal to elect two Class I directors to hold office for a three-year term or until their respective successors are elected and qualified;

•	a proposal to approve GuruNet’s 2005 Incentive Compensation Plan; and

•
a proposal to ratify the appointment by our Audit Committee of Somekh Chaikin, a member of KPMG International, to serve as GuruNet’s independent registered public accounting firm for the fiscal year ending December 31, 2005.

At present, we know of no other matters to be presented for stockholder action at the annual meeting.

Record Date

We have fixed the close of business on May 23, 2005 as the Record Date for determination of stockholders entitled to notice of and to attend and vote at the annual meeting.

Vote Required

As of the close of business on the Record Date, there were 7,024,671 shares of GuruNet’s common stock outstanding and entitled to vote at the annual meeting. A quorum of stockholders is necessary to hold a valid meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the shares of GuruNet’s common stock entitled to vote at the annual meeting will constitute a quorum. If a quorum is not present at the annual meeting, we expect that the meeting will be adjourned or postponed to solicit additional proxies. Votes for and against, abstentions and “broker non-votes” will each count as being present to establish a quorum. A “broker non-vote” occurs when a broker holding shares in street name has not received voting instructions from the customer on certain “non-routine” matters, such as approval of GuruNet’s 2005 Incentive Compensation Plan, and therefore is barred by the rules of the applicable securities exchange from exercising discretionary authority to vote those securities on such proposal.

In the election of directors, the two persons receiving the highest number of votes cast “FOR” will be elected. The approval of the GuruNet 2005 Incentive Compensation Plan and the ratification of the appointment of Somekh Chaikin, a member of KPMG International, to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2005 each requires the affirmative “FOR” vote of holders of shares representing a majority of the shares of GuruNet’s common stock represented in person or by properly executed proxy and entitled to vote at the annual meeting.

The annual meeting shall be presided over by the Chairman of the Board and GuruNet’s Secretary shall act as secretary of the annual meeting. Inspectors of election appointed for the annual meeting will tabulate the votes cast by proxy or in person at the meeting. The inspectors of election will determine whether or not a quorum is present.

Voting of Proxies; Abstentions; and Broker Non-Votes

In the election of directors, you may vote “FOR” each of the nominees or your vote may be “WITHHELD” with respect to one or both of the nominees. You may vote “FOR,” “AGAINST” or “ABSTAIN” for each of the other proposals. All shares of GuruNet’s common stock represented by properly executed proxies received before or at the annual meeting will, unless the proxies are revoked, be voted in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy card, the shares will be voted “FOR” the election of management’s two nominees for membership on GuruNet’s board of directors, “FOR” approval of GuruNet’s 2005 Incentive Compensation Plan and “FOR” ratification of GuruNet’s independent registered public accounting firm. You are urged to mark the box on the card to indicate how to vote your shares.

If your shares are held in an account at a brokerage firm or bank, that brokerage firm or bank will not be permitted to vote your shares with respect to certain “non-routine” proposals, such as approval of GuruNet’s 2005 Incentive Compensation Plan, unless you provide instructions as to how to vote your shares. If an executed proxy card is returned by a broker or bank holding shares which indicates that the broker or bank has not received voting instructions and does not have discretionary authority to vote on a certain proposal to be presented at the annual meeting, the shares will be considered present at the annual meeting for purposes of determining the presence of a quorum, but will not be considered entitled to vote on such proposal. Brokers may, however, vote their clients’ shares on routine matters, such as the election of directors and the ratification of GuruNet’s independent registered public accounting firm. Please note that if your shares are held of record by a broker, bank or nominee and you wish to vote at the meeting, you will not be permitted to vote in person unless you first obtain a proxy issued in your name from the record holder.

A properly executed proxy marked “ABSTAIN”, although counted for purposes of determining whether there is a quorum and for purposes of determining the aggregate voting power and number of shares represented and entitled to vote at the annual meeting, will not be voted.

Abstentions and broker non-votes will have no effect on the outcome of the election of directors. With respect to the approval of GuruNet’s 2005 Incentive Compensation Plan, brokers are not entitled to exercise discretionary voting authority. Accordingly, broker non-votes will not be counted for purposes of determining shares entitled to vote on such proposal and will not affect the outcome. With respect to the ratification of GuruNet’s independent registered public accounting firm, brokers are entitled to exercise discretionary voting authority and, therefore, broker non-votes will have the effect of votes against the proposal. Because abstentions will be counted for purposes of determining the aggregate voting power and number of shares represented and entitled to vote at the annual meeting, abstentions with respect to the proposal to approve GuruNet’s 2005 Incentive Compensation Plan or the proposal to ratify GuruNet’s independent registered public accounting firm will, in each case, have the effect of votes against the proposal.

Revocability of Proxies

The grant of a proxy on the enclosed proxy card does not preclude a holder of record of GuruNet’s common stock from voting in person at the annual meeting. If you are a holder of record of GuruNet’s common stock, you may revoke a proxy at any time prior to your proxy being voted at the annual meeting by:

•	attending the annual meeting and voting your shares in person at the annual meeting. Your attendance at the annual meeting alone will not revoke your proxy -- you must also vote at the annual meeting;

•
filing an instrument in writing with the Secretary of GuruNet at GuruNet Corporation, at Jerusalem Technology Park, Building 98, Jerusalem 91481 Israel, stating that you would like to revoke your proxy; or

•
filing another duly executed proxy bearing a later date with the Secretary of GuruNet at GuruNet Corporation, at Jerusalem Technology Park, Building 98, Jerusalem 91481 Israel, so that it arrives prior to the annual meeting.

If you revoke your proxy in writing you must indicate the certificate number and the number of shares to which such revocation relates and the aggregate number of shares represented by such certificate(s). The written notification revoking your proxy or a later-dated signed proxy card changing your vote must arrive before the annual meeting takes place in order to be acknowledged and reflected in the vote.

If you are a beneficial owner of GuruNet’s common stock and you instructed a broker or other nominee to vote your shares, you must follow your broker’s directions for changing those instructions.

If an adjournment occurs, it will have no effect on the ability of stockholders as of the Record Date to exercise their voting rights or to revoke any previously delivered proxies. GuruNet does not expect to adjourn the annual meeting for a period of time long enough to require the setting of a new record date for such meeting.

Adjournments

Although it is not expected, the annual meeting may be adjourned in the absence of a quorum for the purpose of obtaining a quorum. Any adjournment may be made without notice, other than by an announcement made at the annual meeting. Any adjournment or postponement of the annual meeting for the purpose of soliciting additional proxies will allow GuruNet’s stockholders who have already sent in their proxies to revoke them at any time prior to their use.

Voting By Telephone or Via the Internet

If you hold your shares directly registered in your name with American Stock Transfer & Trust Company, you may vote by telephone or via the Internet. To vote by telephone, call 1-800-PROXIES and follow the automated instructions. Instructions for voting via the Internet are set forth on the enclosed proxy card if you hold your shares directly registered in your name with American Stock Transfer & Trust Company. Many banks and brokerage firms have a process for their beneficial owners to provide instructions over the telephone or via the Internet. Your voting form from your broker or bank will contain instructions for voting.

Votes submitted by telephone or via the Internet must be received by 11:59 p.m., New York City time, on July 11, 2005. Submitting your proxy by telephone or via the Internet will not affect your right to vote in person should you decide to attend the annual meeting.

Solicitation of Proxies and Expenses of Solicitation

GuruNet generally will bear the cost of the solicitation of proxies in the enclosed form from our stockholders. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from stockholders by telephone, telegram, letter, facsimile or in person. Following the original mailing of the proxies and other soliciting materials, we will request that brokerage houses and other custodians, nominees and fiduciaries forward copies of the proxy and other soliciting materials to the beneficial owners of stock held of record by such persons and request authority for the exercise of proxies. In those cases, we will reimburse such company’s custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection with doing so.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

GuruNet’s Amended and Restated Certificate of Incorporation provides that GuruNet’s board of directors shall consist of not less than five and not more than nine directors. GuruNet’s board of directors is currently composed of seven directors and is divided into three classes serving staggered terms: Class I, whose term will expire at the 2005 annual meeting of stockholders, Class II, whose term will expire at the annual meeting of stockholders to be held in 2006, and Class III, whose term will expire at the annual meeting of stockholders to be held in 2007. At each annual meeting of stockholders, the successors to directors whose term will then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election. The terms of two of the present directors expire this year and each of them has been nominated for reelection. The two nominees identified in the table below are nominated to be elected at the 2005 annual meeting for the term expiring at the 2008 annual meeting of the stockholders.

At the annual meeting, Mark A. Tebbe and Lawrence S. Kramer will stand for reelection to serve as Class I directors for a three-year term expiring at the annual meeting of stockholders in 2008 or until their respective successors are elected and qualified.

If a proxy is properly executed but does not contain voting instructions, it will be voted “FOR” the election of each of the nominees named below as a director of GuruNet. Proxies cannot be voted for a greater number of persons than two. Management has no reason to believe that any of the nominees named below will not be a candidate or will be unable to serve as a director. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the proxies may be voted for such substitute nominees as GuruNet’s board of directors may designate.

Director Nominees

Set forth below are the names, ages and descriptions of the backgrounds, as of May 23, 2005, of each of GuruNet’s current directors, including the two nominees for Class I directors to be elected at this annual meeting.

Name	Age	Position
Class I directors nominated for election at this annual meeting of stockholders:
Mark A. Tebbe (1)(2)(4)	43	Director
Lawrence S. Kramer (1)	55	Director
Class II directors whose terms expire at the 2006 annual meeting of stockholders:
Edward G. Sim (2)(3)(4)	34	Director
Jerry Colonna (2)(3)	41	Director
Class III directors whose terms expire at the 2007 annual meeting of stockholders:
Robert S. Rosenschein	51	Chairman of the Board
Yehuda Sternlicht (4)	50	Director
Mark B. Segall	42	Director

(1) Director Nominee - Term to expire in 2008
(2) Member of Nominations and Governance Committee
(3) Member of Compensation Committee
(4) Member of Audit Committee

Nominees for election for a three-year term expiring at the 2008 annual meeting of stockholders.

Mark A. Tebbe has served as a director since December 1998. He currently serves as a member of our Audit Committee and Nominations and Governance Committee. Since February 2002, Mr. Tebbe has been Chairman of Techra Networks LLC, a technology-oriented consulting firm. From August 1984 to January 2002, Mr. Tebbe founded and served as Chairman of Lante Corporation, a technology consulting firm. Besides several non-profit and civic organizations, Mr. Tebbe is a board member of SBI Group, Elexos Corp. and Selective Search. Mr. Tebbe is a former director of Octus Inc. and Accent Software International Ltd. Mr. Tebbe graduated with a B.S. in Computer Science from the University of Illinois at Urbana/Champaign.

Lawrence S. Kramer has served as a director since May 2005. Since April 2005, Mr. Kramer serves as President of CBS Digital Media, overseeing content and sales of the network’s disparate Web properties, including CBS.com, CBSNews.com, SportsLine.com and UPN.com. Formerly, Mr. Kramer was the founder, Chairman and CEO of MarketWatch, Inc. (NASDAQ: MKTW), recently acquired by Dow Jones & Company (NYSE: DJ). He has served on the Board of Directors of Marketwatch since the company was founded in 1997 and served as its Chairman of the Board between 1999 and March 2005. Prior to this, between 1994 and 1997, Mr. Kramer served as Vice President of News, Sports and Marketing at Data Broadcasting Corporation. At DBC he created a Sports and News Division, including DBC News, the predecessor company to MarketWatch, Inc. From 1991 to 1994, Mr. Kramer held the position of founder, President & Executive Editor of DataSport Inc. Prior to founding DataSport, he spent more than 20 years in journalism as a reporter and editor. During his distinguished career in the newspaper business, he has won a National Press Club Award, Gerald E. Loeb Award and Associated Press Awards for reporting. A past Guest Lecturer at the Harvard Business School for 10 years, Mr. Kramer holds an MBA degree from Harvard and a Bachelor of Science degree in Journalism and Political Science from Syracuse University.

Directors continuing in office until the 2006 annual meeting of stockholders.

Edward G. Sim has served as a director since August 1999. He currently serves as a member of our Audit Committee, Compensation Committee and Nominations and Governance Committee. Mr. Sim is a member and Managing Director of the Dawntreader Group and Dawntreader Funds, which he co-founded in 1998. From April 1996 to April 1998, Mr. Sim worked with Prospect Street Ventures, a New York-based venture capital firm, where he worked on software and technology investments like 24/7 Media (Nasdaq: TFSM). From June 1994 to April 1996, Mr. Sim worked with J.P. Morgan’s Structured Derivatives Group on the development of a real-time trading application for global asset allocation. Mr. Sim currently serves as a director of Deepnines Technologies, netForensics, Metapa, and Moreover Technologies. Mr. Sim served as a director of LivePerson (NasdaqSC: LPSN) from October 2000 to July 2001, Flashbase (acquired by DoubleClick, Nasdaq: DCLK) from June 1999 to June 2000, and Expertcity/GoToMyPC (acquired by Citrix, Nasdaq: CTXS) from August 1999 to March 2004. Mr. Sim graduated with a B.A. in Economics from Harvard University.

Jerry Colonna has served as a director since June 2004. He currently serves as a member of our Compensation Committee and Nominations and Governance Committee. From January 2002 until December 2002, Mr. Colonna was a partner with JP Morgan Partners, LLC, the private equity arm of JP Morgan Chase & Co. Since August 1996, Mr. Colonna has been a partner with Flatiron Partners, an investment company he co-founded. Mr. Colonna is a member of the board of directors of a number of private corporations including a public company, PlanetOut Inc., as well as a number of non-profit organizations including PENCIL—Public Education Needs Civic Involvement in Learning, NYPower NY and NYC2012. Mr. Colonna holds a B.A. in English Literature from Queens College at the City University of New York.

Directors continuing in office until the 2007 annual meeting of stockholders.

Robert S. Rosenschein has been Chairman of our board and President since he founded GuruNet in December 1998. From December 1998 to April 2000 and since May 2001, Mr. Rosenschein has served as our Chief Executive Officer. From May 2000 to April 2001, Mr. Rosenschein served as our Chairman. From 1988 to 1997, Mr. Rosenschein was Chief Executive Officer of Accent Software International Ltd. (formerly Kivun), a company that developed multi-lingual software tools, and from 1997 to 1998, Mr. Rosenschein was Chief Technical Officer of Accent Software International Ltd. Mr. Rosenschein graduated with a B.Sc. in Computer Science from the Massachusetts Institute of Technology and received the Prime Minister of Israel’s Award for Software Achievement in 1997.

Yehuda Sternlicht has served as a director since June 2004. He currently serves as the Chairman of our Audit Committee. Since November 2003, Mr. Sternlicht has been self-employed as an independent financial consultant. From February 2005, Mr. Sternlicht also serves as Senior Vice-President and CFO of NanoVibronix Inc., a private corporation focused on research and development of solutions to prevent catheter acquired infection, other hospital infections and non-catheter biofilm based infections. From July 1992 until November 2003 he was employed by Savient Pharmaceuticals, Inc. (Nasdaq: SVNT) as financial manager and in January 1993 was appointed Chief Financial Officer of SVNT. In June 1995 he was appointed Vice President-Finance and Chief Financial Officer of SVNT, and in December 2002 he was appointed Vice President-Chief Accounting Officer of SVNT. Mr. Sternlicht is qualified as a Certified Public Accountant in the State of Israel and has a B.A. degree in Accounting and Economy from The Hebrew University.

Mark B. Segall has served as a director since December 2004. Mr. Segall is the founder and Chief Executive Officer of Kidron Corporate Advisors, LLC, a New York based mergers and acquisitions corporate advisory boutique serving emerging growth companies primarily in the technology and financial services sectors. Prior to forming Kidron in 2003, Mr. Segall was the Chief Executive Officer of Investec, Inc., the U.S. investment banking operations of the Investec Group, a U.K. and African based specialist bank. Previously he was a partner at the law firm of Kramer, Levin and Naftalis LLP, specializing in cross-border mergers and acquisitions and capital markets activities. Mr. Segall currently serves as a director of Greg Manning Auctions Inc., the Comtech Group and Integrated Asset Management. Mr. Segall was also a director of Siliconix Inc. until June 2004. Mr. Segall received his B.A. from Columbia University and a J.D. from New York University Law School. Mr. Segall is a designee of Maxim Group LLC.

Independence of Directors

Our board of directors has determined that all of GuruNet’s directors, except Robert S. Rosenschein, are currently “independent” in accordance with the applicable listing standards of the American Stock Exchange as currently in effect.

Meetings of the Board of Directors

During the year ended December 31, 2004, GuruNet’s board of directors held nine meetings. The board of directors has an Audit Committee, a Compensation Committee and a Nominations and Governance Committee. During the year ended December 31, 2004, the Audit Committee held one meeting. No meetings were held during the year ended 2004 by the Compensation Committee and the Nominations and Governance Committee. During the year ended December 31, 2004, no director attended fewer than 75% of the aggregate of the total number of meetings of GuruNet’s board of directors (held during the period for which he was a director) and the total number of meetings held by all committees of GuruNet’s board of directors on which he served (held during the period that he served).

Corporate Governance and Board Committees

Our board of directors has adopted a Code of Ethics and Business Conduct (the “Code”) that outlines the principles of legal and ethical business conduct under which GuruNet does business. The Code, which is applicable to all directors, employees and officers of GuruNet, is available at GuruNet’s website at www.gurunet.com. Any substantive amendment or waiver of the Code may be made only by GuruNet’s board of directors or a committee of the board, and will be promptly disclosed to GuruNet’s stockholders on our website. In addition, disclosure of any waiver of the Code will also be made by the filing of a Current Report on Form 8-K with the SEC.

GuruNet’s board of directors has also adopted a written charter for each of the Audit Committee, Compensation Committee and Nominations and Governance Committee. Each charter is available on GuruNet’s website at www.gurunet.com. The charter for the Audit Committee is attached to this proxy statement as Annex A.

The Audit Committee was established in May 2004 and serves at the pleasure of GuruNet’s board of directors. The Audit Committee monitors the integrity of GuruNet’s financial statements, reviews the qualifications and independence of GuruNet’s auditors, monitors the performance of GuruNet's internal audit function and independent registered public accounting firm , and ensures GuruNet’s compliance of all applicable legal and regulatory requirements. The Audit Committee has the sole authority to appoint or replace the independent registered public accounting firm and is directly responsible for the compensation and oversight of the work of the independent registered public accounting firm. The Audit Committee also pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for GuruNet by its independent registered public accounting firm.

The members of the Audit Committee during the year ended December 31, 2004 were Messrs. Mark A. Tebbe, Edward G. Sim and Yehuda Sternlicht. The members of the board’s Audit Committee receive an annual fee of $5,000 plus reimbursement for reasonable travel expenses, and Mr. Yehuda Sternlicht, as Chairman of the Audit Committee receives an annual fee of $10,000 plus reimbursement for reasonable travel expenses. GuruNet’s board of directors has determined that each member of the Audit Committee currently meets the independence criteria set forth in the applicable rules of the American Stock Exchange and the SEC for audit committee membership. The board has also determined that all members of the Audit Committee possess the level of financial literacy required by applicable American Stock Exchange and SEC rules. GuruNet’s board of directors has determined that Mr. Sternlicht is qualified as an “audit committee financial expert” as defined by the SEC. For additional information about the Audit Committee, see “Report of the Audit Committee” below.

The Compensation Committee was established in May 2004 and serves at the pleasure of GuruNet’s board of directors. The Compensation Committee reviews and approves GuruNet’s salary and benefits policies, including compensation of the Chief Executive Officer or any severance or similar termination payments to be made to current or former executive officers or members of senior management. It is also within the charter of the Compensation Committee to administer our incentive compensation plans and equity-based compensation plans, and recommend and approve grants of stock options under such plans. The members of the Compensation Committee during the year ended December 31, 2004 were Messrs. Mark A. Tebbe, Edward G. Sim and former director, Michael Eisenberg. GuruNet’s board of directors has determined that each of the directors who comprise the Compensation Committee is currently independent for purposes of the applicable American Stock Exchange rules.

The Nominations and Governance Committee was established in May 2004, and serves at the pleasure of GuruNet’s board of directors. The purpose of the Nominations and Governance Committee is to identify individuals believed to be qualified to become board members and to recommend that the board of directors select the director nominees to stand for election at the annual meeting of stockholders or, if applicable, at a special meeting of stockholders. It is also within the charter of the Nominations and Governance Committee to develop and recommend to the board of directors a set of corporate governance principles applicable to GuruNet, standards to be applied in making determinations as to the absence of material relationships between GuruNet and a director and to oversee the selection and composition of committees of the board of directors and, as applicable, oversee management continuity planning processes. The members of the Nominations and Governance Committee during the year ended December 31, 2004 were Messrs. Mark A Tebbe, Edward G. Sim and Jerry Colonna. GuruNet’s board of directors has determined that each of the directors who comprise the Nominations and Governance Committee is currently independent for purposes of the applicable American Stock Exchange rules.

Director Nominations

The Nominations and Governance Committee is responsible for, among other things, the selection, or the recommendation to GuruNet’s board of directors for selection, of nominees for election as directors. The Nominations and Governance Committee shall make director nominations as a committee or make recommendations to the board with respect to director nominations. The Nominations and Governance Committee does not currently have a policy whereby it will consider recommendations from stockholders for its director nominees, though it intends to adopt such a policy during GuruNet’s 2005 fiscal year. The Nominations and Governance Committee anticipates that such policy will provide that the Nominations and Governance Committee will consider nominations properly submitted by shareholders in accordance with the rules and regulations of the SEC, applicable law and the procedures set forth in GuruNet’s Amended and Restated Certificate of Incorporation and By-Laws.

When considering the nomination of directors for election at an annual meeting of stockholders or, if applicable, a special meeting of stockholders, the Nominations and Governance Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity and the extent to which the candidate would fill a present need on the board of directors.

If the Nominations and Governance Committee believes that GuruNet’s board of directors requires additional candidates for nomination, the Nominations and Governance Committee may engage, as appropriate, a third party search firm to assist in identifying qualified candidates. The process may also include interviews and all necessary and appropriate inquiries into the background and qualifications of possible candidates.

Communications by Stockholders with Directors

GuruNet encourages stockholder communications to GuruNet’s board of directors and/or individual directors. Stockholders who wish to communicate with GuruNet’s board of directors or an individual director should send their communications to the care of Steven Steinberg, Chief Financial Officer and Secretary, GuruNet Corporation, at Jerusalem Technology Park, Building 98, Jerusalem 91481 Israel; Fax: +972 2 649-5001. Communications regarding financial or accounting policies should be sent to the attention of the Chairman of the Audit Committee. Mr. Steinberg will maintain a log of such communications and will transmit as soon as practicable such communications to the Chairman of the Audit Committee or to the identified individual director(s), although communications that are abusive, in bad taste or that present safety or security concerns may be handled differently, as determined by Mr. Steinberg.

Director Attendance at Annual Meetings

GuruNet will make every effort to schedule its annual meeting of stockholders at a time and date to accommodate attendance by directors taking into account the directors’ schedules. All directors are encouraged to attend GuruNet’s annual meeting of stockholders. GuruNet did not hold an annual meeting of stockholders in 2004.

Vote Required and Recommendation of GuruNet’s Board of Directors

The terms of two of GuruNet’s incumbent Class I directors will expire on the date of the upcoming annual meeting. Accordingly, two persons are to be elected to serve as Class I directors of GuruNet’s board of directors at the annual meeting. Management’s nominees for election by GuruNet’s stockholders to those two positions are Mark A. Tebbe and Lawrence S. Kramer. Please see “Director Nominees” above for information concerning each of the nominees.

If a quorum is present at the annual meeting, the two nominees for Class I directors receiving the highest number of votes cast “FOR” will be elected as directors of GuruNet, each to serve until the 2008 annual meeting of GuruNet’s stockholders or until their respective successors are elected and qualified. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

Our board of directors unanimously recommends that you vote “FOR” the election of each of the nominees named above to GuruNet’s board of directors.

PROPOSAL 2

THE PROPOSED 2005 INCENTIVE COMPENSATION PLAN

Background and Purpose

On May 26, 2005, GuruNet’s Board of Directors adopted GuruNet’s 2005 Incentive Compensation Plan, which we refer to as the 2005 Plan, and recommended that it be submitted to GuruNet’s stockholders for their approval at the next annual meeting.

The terms of the 2005 Plan provide for grants of stock options, stock appreciation rights or SARs, restricted stock, deferred stock, other stock-related awards and performance awards that may be settled in cash, stock or other property.

The purpose of the 2005 Plan is to provide a means for GuruNet and its subsidiary, which we refer to as Related Entity, to attract key personnel to provide services to GuruNet and the Related Entity, as well as, to provide a means whereby those key persons can acquire and maintain stock ownership, thereby strengthening their commitment to the welfare of GuruNet and its Related Entity and promoting the mutuality of interests between participants and GuruNet’s stockholders. A further purpose of the 2005 Plan is to provide participants with additional incentive and reward opportunities designed to enhance the profitable growth of GuruNet and its Related Entity, and provide participants with annual and long term performance incentives to expend their maximum efforts in the creation of stockholder value.

The effective date of the 2005 Plan is July 18, 2005. As of the date of this proxy statement, no awards have been granted under the 2005 Plan.

Stockholder approval of the 2005 Plan is required (i) to comply with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, which we refer to as the Code, as described below, (ii) for the 2005 Plan to be eligible under the “plan lender” exemption from the margin requirements of Regulation G promulgated under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act, (iii) to comply with the incentive stock options rules under Section 422 of the Code, and (iv) for purposes of complying with the stockholder approval requirements for the listing of shares on the American Stock Exchange (AMEX).

The following is a summary of certain principal features of the 2005 Plan. This summary is qualified in its entirety by reference to the complete text of the 2005 Plan. Stockholders are urged to read the actual text of the 2005 Plan in its entirety which is set forth as Annex B to this proxy statement.

Shares Available for Awards; Annual Per-Person Limitations

Under the 2005 Plan, the total number of shares of GuruNet common stock that may be subject to the granting of awards under the 2005 Plan shall be equal to 850,000 shares, plus the number of shares with respect to which awards previously granted thereunder that terminate without being exercised, and the number of shares that are surrendered in payment of any awards or any tax withholding requirements.

Awards with respect to shares that are granted to replace outstanding awards or other similar rights that are assumed or replaced by awards under the 2005 Plan pursuant to the acquisition of a business are not subject to, and do not count against, the foregoing limit.

In addition, the 2005 Plan imposes individual limitations on the amount of certain awards in part to comply with Code Section 162(m). Under these limitations, during any fiscal year the number of options, SARs, restricted shares of GuruNet common stock, deferred shares of GuruNet common stock, shares as a bonus or in lieu of other GuruNet obligations, and other stock-based awards granted to any one participant may not exceed 250,000 shares for each type of such award, subject to adjustment in certain circumstances. The maximum amount that may be earned by any one participant as a performance award in respect of a performance period of one year is $2,000,000, and in addition the maximum amount that may be earned by one participant in respect of a performance period greater than one year is $200,000 multiplied by the number of full years in the performance period.

Our Compensation Committee is to administer the Plan. See “Administration.” The Committee is authorized to adjust the limitations described in the two preceding paragraphs and is authorized to adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) in the event that a dividend or other distribution (whether in cash, shares of GuruNet common stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects GuruNet common stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants. The Committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

Eligibility

The persons eligible to receive awards under the 2005 Plan are the officers, directors, employees, consultants and other persons who provide services to GuruNet and the Related Entity. An employee on leave of absence may be considered as still in the employ of GuruNet or a Related Entity for purposes of eligibility for participation in the 2005 Plan.

Administration

The Compensation Committee will administer the 2005 Plan. If the Board elects to administer the Plan, however, only those Independent Directors of GuruNet’s Board of Directors may exercise any power or authority over the Plan. Any references to Committee herein shall be deemed to include the Independent Directors. Subject to the terms of the 2005 Plan, the Committee is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of GuruNet common stock to which awards will relate, specify times at which awards will be exercisable or settleable (including performance conditions that may be required as a condition thereof), set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the 2005 Plan and make all other determinations that may be necessary or advisable for the administration of the 2005 Plan.

Stock Options and SARs

The Committee is authorized to grant stock options, including both incentive stock options or ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and SARs entitling the participant to receive the amount by which the fair market value of a share of GuruNet common stock on the date of exercise (or the “change in control price,” as defined in the Plan, following a change in control) exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of an SAR are determined by the Committee, but in the case of an ISO must not be less than the fair market value of a share of GuruNet common stock on the date of grant. For purposes of the 2005 Plan, the term “fair market value” means the fair market value of GuruNet common stock, awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee or GuruNet’s Board of Directors, the fair market value of GuruNet common stock as of any given date shall be the closing sales price per share of GuruNet common stock as reported on the principal stock exchange or market on which GuruNet common stock is traded on the date as of which such value is being determined or, if there is no sale on that date, the last previous day on which a sale was reported. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment or service generally are fixed by the Committee except that no option or SAR may have a term exceeding 10 years. Options may be exercised by payment of the exercise price in cash, shares that have been held for at least one year (or that the Committee otherwise determines will not result in a financial accounting charge to GuruNet), outstanding awards or other property having a fair market value equal to the exercise price, as the Committee may determine from time to time. Methods of exercise and settlement and other terms of the SARs are determined by the Committee. SARs granted under the 2005 Plan may include “limited SARs” exercisable for a stated period of time following a change in control of GuruNet or upon the occurrence of some other event specified by the Committee, as discussed below.

Restricted and Deferred Stock

The Committee is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of GuruNet common stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period specified by the Committee. A participant granted restricted stock generally has all of the rights of a stockholder of GuruNet, unless otherwise determined by the Committee. An award of deferred stock confers upon a participant the right to receive shares of GuruNet common stock at the end of a specified deferral period, and may be subject to possible forfeiture of the award in the event of certain terminations of employment prior to the end of a specified restricted period. Prior to settlement, an award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

The Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of GuruNet common stock, other awards or other property equal in value to dividends paid on a specific number of shares of GuruNet common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of GuruNet common stock, awards or otherwise as specified by the Committee.

Bonus Stock and Awards in Lieu of Cash Obligations

The Committee is authorized to grant shares of GuruNet common stock as a bonus free of restrictions, or to grant shares of GuruNet common stock or other awards in lieu of GuruNet obligations to pay cash under the 2005 Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify.

Other Stock-Based Awards

The Committee is authorized to grant awards under the 2005 Plan that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of GuruNet common stock. Such awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of GuruNet common stock, purchase rights for shares of GuruNet common stock, awards with value and payment contingent upon performance of GuruNet or any other factors designated by the Committee, and awards valued by reference to the book value of shares of GuruNet common stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee determines the terms and conditions of such awards.

Performance Awards

The right of a participant to exercise or receive a grant or settlement of an award, and the timing thereof, may be subject to such performance conditions (including subjective individual goals) as may be specified by the Committee. In addition, the 2005 Plan authorizes specific performance awards, which represent a conditional right to receive cash, shares of GuruNet common stock or other awards upon achievement of certain preestablished performance goals and subjective individual goals during a specified fiscal year. Performance awards granted to persons whom the Committee expects will, for the year in which a deduction arises, be “covered employees” (as defined below) will, if and to the extent intended by the Committee, be subject to provisions that should qualify such awards as “performance-based compensation” not subject to the limitation on tax deductibility by GuruNet under Code Section 162(m). For purposes of Section 162(m), the term “covered employee” means GuruNet’s chief executive officer and each other person whose compensation is required to be disclosed in GuruNet’s filings with the SEC by reason of that person being among the four highest compensated officers of GuruNet as of the end of a taxable year. If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance award intended to qualify under Section 162(m) of the Code is to be exercised by the Committee, not GuruNet’s Board of Directors.

Subject to the requirements of the 2005 Plan, the Committee will determine performance award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions and the form of settlement. One or more of the following business criteria for GuruNet, on a consolidated basis, and/or for the Related Entity, or for business or geographical units of GuruNet and/or a Related Entity (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for performance awards to “covered employees” that are intended to qualify under Section 162(m): (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of GuruNet; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total stockholder return; and (13) debt reduction. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to GuruNet. The Committee may exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of GuruNet or not within the reasonable control of GuruNet’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

The performance goals to be achieved for each performance period shall be conclusively determined by the Committee and may be based upon the above criteria. The amount of the award shall be conclusively determined by the Committee. Performance awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis.

Other Terms of Awards

Awards may be settled in the form of cash, shares of GuruNet common stock, other awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, shares of GuruNet common stock or other property in trusts or make other arrangements to provide for payment of GuruNet’s obligations under the 2005 Plan. The Committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of GuruNet common stock or other property to be distributed will be withheld (or previously acquired shares of GuruNet common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2005 Plan generally may not be pledged, hypothecated or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Committee may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3 of the Exchange Act.

Awards under the 2005 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant awards in exchange for other awards under the 2005 Plan awards or under other GuruNet plans, or other rights to payment from GuruNet, and may grant awards in addition to and in tandem with such other awards, rights or other awards.

Acceleration of Vesting; Change in Control

The Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award, and such accelerated exercisability, lapse, expiration and if so provided in the award agreement, vesting shall occur automatically in the case of a “change in control” of GuruNet, as defined in the 2005 Plan (including the cash settlement of SARs and “limited SARs” which may be exercisable in the event of a change in control). In addition, the Committee may provide in an award agreement that the performance goals relating to any performance based award will be deemed to have been met upon the occurrence of any “change in control.” Upon the occurrence of a change in control, if so provided in the award agreement, stock options and limited SARs (and other SARs which so provide) may be cashed out based on a defined “change in control price,” which will be the higher of (i) the cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any reorganization, merger, consolidation, liquidation, dissolution or sale of substantially all assets of GuruNet, or (ii) the highest fair market value per share (generally based on market prices) at any time during the 60 days before and 60 days after a change in control.

For purposes of the 2005 Plan, a “change in control” will be deemed to occur upon the earliest of the following:

(a) The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (1) the then outstanding shares of common stock of GuruNet (the “Outstanding GuruNet Common Stock”) or (2) the combined voting power of the then outstanding voting securities of GuruNet entitled to vote generally in the election of directors (the “Outstanding GuruNet Voting Securities") (the foregoing Beneficial Ownership hereinafter being referred to as a "Controlling Interest"); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute or result in a Change of Control: (v) any acquisition directly from GuruNet; (w) any acquisition by GuruNet; (x) any acquisition by any Person that as of the effective date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by GuruNet or any Subsidiary; or (z) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (c) below; or

(b) During any period of two (2) consecutive years (not including any period prior to the effective date) individuals who constitute the Board on the effective date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date whose election, or nomination for election by GuruNet’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving GuruNet or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of GuruNet, or the acquisition of assets or stock of another entity by GuruNet or any of its Subsidiaries (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding GuruNet Common Stock and Outstanding GuruNet Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns GuruNet or all or substantially all of GuruNet’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding GuruNet Common Stock and Outstanding GuruNet Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of GuruNet or such corporation resulting from such Business Combination or any Person that as of the effective date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(d) Approval by the stockholders of GuruNet of a complete liquidation or dissolution of GuruNet.

Amendment and Termination

GuruNet’s Board of Directors may amend, alter, suspend, discontinue or terminate the 2005 Plan or the Committee’s authority to grant awards without further stockholder approval, except stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of GuruNet common stock are then listed or quoted. Thus, stockholder approval may not necessarily be required for every amendment to the 2005 Plan which might increase the cost of the 2005 Plan or alter the eligibility of persons to receive awards. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although GuruNet’s Board of Directors may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by GuruNet’s Board of Directors, the 2005 Plan will terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Plan’s effective date.

Special Rules Applicable to Participants Who Are Israeli Residents

Awards to participants who are residents of Israel for Israeli tax purposes, as of the date an award is granted, must comply with the applicable requirements of Section 102 and Section 3(9), as the case may be, of the Israeli Income Tax Ordinance - 1961 (the “Ordinance”), and the regulations promulgated thereunder. The Committee is authorized to grant any of the forms of awards discussed above, provided that such awards are exercisable, or settle, solely into stock.

In general, under Section 102 of the Ordinance, awards to employees, officers and directors, other than controlling shareholders, as defined in the Ordinance, may be issued either directly to employees, officers or directors, or to a trustee who holds the awards, and shares issued upon exercise thereof, for the benefit of the employees officers and directors. Awards held by a trustee must be held in trust for a period of between 12 to 36 months, depending upon the date of grant and whether the award was granted under the capital gains tract or ordinary income tract. Gurunet is currently under the capital gains tract.

Awards under Section 102 of the Ordinance which are to be held by a trustee are subject to the prior approval of the plan by the Israeli Income Tax Authority (the “ITA”). Gurunet intends to submit the 2005 Plan to the ITA for its approval prior to the date of the annual meeting.

Awards to controlling shareholders, as defined in the Ordinance, and to non employees are subject to the provisions of Section 3(9) of the Ordinance which does not require awards, or shares issued upon exercise thereof, to be held in trust.

Federal Income Tax Consequences of Awards

The 2005 Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options

On exercise of a nonqualified stock option granted under the 2005 Plan an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price. If the optionee is an employee of GuruNet or a Related Entity, that income may be subject to the withholding of Federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

If an optionee pays for shares of stock on exercise of an option by delivering shares of GuruNet’s stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

GuruNet will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for GuruNet and is reasonable in amount, and either the employee includes that amount in income or GuruNet timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options

The 2005 Plan provides for the grant of stock options that qualify as “incentive stock options” as defined in section 422 of the Code, which we refer to as ISOs. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An optionee who exercises an ISO by delivering shares of stock acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents “pyramiding” or the exercise of an ISO (that is, exercising an ISO for one share and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

GuruNet is not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, GuruNet is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for GuruNet and is reasonable in amount, and either the employee includes that amount in income or GuruNet timely satisfies its reporting requirements with respect to that amount.

Stock Awards

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested when it is received under the 2005 Plan (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the 2005 Plan the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

Stock Appreciation Rights

GuruNet may grant SARs separate from any other award, which we refer to as Freestanding SARs, or in tandem with options, which we refer to as Tandem SARs, under the 2005 Plan. Generally, the recipient of a Stand-lone SAR will not recognize any taxable income at the time the Freestanding SAR is granted.

With respect to Freestanding SARs, if the recipient receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the SARs in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.

With respect to Tandem SARs, if the recipient elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Freestanding SARs. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares of stock over the exercise price.

In general, there will be no federal income tax deduction allowed to GuruNet upon the grant or termination of Freestanding SARs or Tandem SARs. Upon the exercise of either a Freestanding SAR or a Tandem SAR, however, GuruNet will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents

Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value dividend equivalent award received. GuruNet generally will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Section 162 Limitations

The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code, which generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. GuruNet intends that options granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with such options, will qualify as such “performance-based compensation,” so that such options will not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect the ability of GuruNet to ensure that options under the 2005 Plan will qualify as “performance-based compensation” that is fully deductible by GuruNet under Section 162(m).

Importance of Consulting Tax Adviser

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal and foreign income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award.

Vote Required and Recommendation of GuruNet’s Board of Directors

The affirmative vote of holders of shares representing a majority of the shares of GuruNet’s common stock represented in person or by properly executed proxy and entitled to vote at the annual meeting is required to approve GuruNet’s 2005 Incentive Compensation Plan.

GuruNet’s board of directors unanimously recommends a vote “FOR” Proposal No. 2.

PROPOSAL 3

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The board of directors has selected Somekh Chaikin, a member of KPMG International, as GuruNet's independent registered public accounting firm for the year ending December 31, 2005. The board of directors requests the ratification of the appointment of Somekh Chaikin by the stockholders at the annual meeting.

Fees Paid to Principal Accountants

Audit Fees

The aggregate fees billed for professional services and paid for the annual audit and for the review of GuruNet’s financial statements included in GuruNet’s Annual Report on Form 10-KSB, as amended by Form 10-KSB/A, for the years ended December 31, 2004 and 2003 and GuruNet’s Forms 10-QSB for the quarters ended December 31, 2004 and 2003 were approximately $227,835 and $75,438, respectively. The audit fees for 2004 include the costs associated with GuruNet’s initial public offering.

Audit-Related Fees

The aggregate audit-related fees billed for all respective services for the years ended December 31, 2004 and 2003, were $0 and $0, respectively.

Tax Fees

The aggregate tax fees billed for all respective services for the years ended December 31, 2004 and 2003, were $0 and $2,420, respectively.

All Other Fees

The aggregate fees billed for all other non-audit services rendered by the principal accountant for the years ended December 31, 2004 and 2003, were $0 and $0, respectively.

The Audit Committee of the board of directors maintains a pre-approval policy with respect to audit and non-audit services to be performed by GuruNet’s independent registered public accounting firm, in order to assure that the provision of such services does not impair the auditor’s independence. Before engaging the independent registered public accounting firm to render a service, the engagement must be either specifically approved by the Audit Committee, or entered into pursuant to the pre-approval policy. Unless the Audit Committee specifically provides for a different period, the term of any pre-approval is 12 months from the date of the pre-approval. Pre-approval authority may be delegated to one or more members of the Audit Committee, who must report any pre-approval decisions to the Audit Committee at its next scheduled meeting; however, the Audit Committee may not delegate pre-approval authority to GuruNet’s management.

Pursuant to the pre-approval policy, the Audit Committee must specifically pre-approve the terms of the annual audit services engagement, and any changes in terms resulting from changes in audit scope, GuruNet’s structure or other matters.

A representative of Somekh Chaikin is expected to be present at the annual meeting and will have the opportunity to make statements if he or she desires to do so and will be available to respond to appropriate questions.

The affirmative vote of a majority of the shares of Common Stock present in person at the annual meeting or represented by proxy is required for ratification of the appointment of Somekh Chaikin as GuruNet’s independent registered public accounting firm for 2005.

Vote Required and Recommendation of GuruNet’s Board of Directors

The affirmative vote of holders of shares representing a majority of the shares of GuruNet’s common stock represented in person or by properly executed proxy and entitled to vote at the annual meeting is required to approve GuruNet’s selection of independent registered public accounting firm.

GuruNet’s board of directors unanimously recommends a vote “FOR” Proposal No. 3.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF GURUNET

The table and accompanying footnotes set forth certain information as of May 23, 2005 with respect to the ownership of our common stock by:

•	each person or group who is known to us to beneficially own more than 5% of our outstanding common stock;

•	each of our directors;

•	our chief executive officer and other executive officers whose total compensation exceeded $100,000 during the year ended December 31, 2004; and

•	all of our directors and executive officers as a group.

A person is deemed to be the beneficial owner of securities that can be acquired within 60 days of the Record Date from the exercise of options and warrants or the conversion of convertible securities. Accordingly, common stock issuable upon exercise of options and warrants that are currently exercisable or exercisable within 60 days of the Record Date have been included in the table with respect to the beneficial ownership of the person or entity owning the options and warrants, but not with respect to any other persons or entities.

Applicable percentage of ownership for each holder is based on 7,024,671 shares of common stock outstanding on the Record Date, plus any presently exercisable stock options and warrants held by each such holder, and options, warrants and bridge notes held by each such holder that will become exercisable or convertible within 60 days after the Record Date. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner (1)	Shares Beneficially Owned		Percentage of Common Stock

Robert S. Rosenschein	412,196	(2)	5.87%
Steven Steinberg	32,490	(3)	*
Jeff Schneiderman	61,942	(4)	*
Mark A. Tebbe	36,089	(5)	*
Edward G. Sim	13,759	(6)	*
Yehuda Sternlicht	7,772	(7)	*
Jerry Colonna	7,772	(8)	*
Lawrence S. Kramer	--	(9)	--
Mark B. Segall	--	(10)	--
All directors and executive officers as a group (10 individuals)	572,020	(11)	8.14%

* Represents less than 1%.

(1)	Unless otherwise indicated, the business address of each of the following is GuruNet Corporation, Jerusalem Technology Park, Building 98, Jerusalem 91481 Israel.
(2)	Excludes 151,228 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of the Record Date.
(3)
Includes 32,490 shares of common stock issuable upon exercise of options that are currently exercisable or are exercisable within 60 days of the Record Date. Excludes 52,510 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of the Record Date.

(4)
Includes 61,942 shares of common stock issuable upon exercise of options that are currently exercisable or are exercisable within 60 days of the date of the Record Date. Excludes 23,058 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of the Record Date.

(5)
Includes 21,721 shares of common stock owned by Mark A. Tebbe and 14,368 shares of common stock issuable upon exercise of currently exercisable options. Excludes 25,095 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of the Record Date.

(6)
Includes 3,008 shares of common stock owned directly by DT Advisors, LLC, of which Mr. Sim is the Managing Director and member. Mr. Sim disclaims beneficial ownership of 2,525 of the shares of common stock held by DT Advisors, LLC except to the extent of his pecuniary interest therein. Also includes 10,751 shares of common stock issuable upon exercise of currently exercisable options. Excludes 25,095 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of the Record Date.

(7)
Includes 7,772 shares of common stock issuable upon exercise of options that are currently exercisable or are exercisable within 60 days of the Record Date. Excludes 20,928 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of the Record Date.

(8)
Includes 7,772 shares of common stock issuable upon exercise of options that are currently exercisable or are exercisable within 60 days of the Record Date. Excludes 20,928 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of the Record Date.

(9)	Excludes 28,700 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of the Record Date.
(10)	Excludes 28,700 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of the Record Date.
(11)	Excludes 200,000 shares of common stock issuable upon exercise of options granted to Jeffrey S. Cutler, Guru Net's Chief Revenue Officer, that are not exercisable within 60 days of the Record Date.

EXECUTIVE OFFICERS

Set forth below are the names, ages and descriptions of the backgrounds, as of May 23, 2005, of each of current executive officers of GuruNet.

Name	Age	Position
Robert S. Rosenschein	51	Chief Executive Officer, President and Chairman of the Board
Steven Steinberg	44	Chief Financial Officer and Secretary
Jeff Schneiderman	41	Chief Technical Officer
Jeffrey S. Cutler	41	Chief Revenue Officer

Robert S. Rosenschein has been Chairman of our board and President since he founded GuruNet in December 1998. From December 1998 to April 2000 and since May 2001, Mr. Rosenschein has served as our Chief Executive Officer. From May 2000 to April 2001, Mr. Rosenschein served as our Chairman. From 1988 to 1997, Mr. Rosenschein was Chief Executive Officer of Accent Software International Ltd. (formerly Kivun), a company that developed multi-lingual software tools, and from 1997 to 1998, Mr. Rosenschein was Chief Technical Officer of Accent Software International Ltd. Mr. Rosenschein graduated with a B.Sc. in Computer Science from the Massachusetts Institute of Technology and received the Prime Minister of Israel’s Award for Software Achievement in 1997.

Steven Steinberg joined GuruNet in December 2002 as Vice President of Finance and became our Chief Financial Officer and Secretary in January 2004. From January 2001 to November 2002, he was Vice President of Finance at Percite Information Technologies, Ltd., a supply-chain software company. From November 1998 to December 2000, Mr. Steinberg was Controller of Albar Financial Services Ltd., an automobile finance and leasing company. Previously, he was the Chief Financial Officer of the New York Operations of Health Partners, Inc., and worked for ten years at the New York offices of the accounting firm Coopers and Lybrand where he was an audit manager. Mr. Steinberg graduated with a B.B.A. from Florida International University.

Jeff Schneiderman has been our Chief Technical Officer since March 2003. From January 1999 until February 2003, Mr. Schneiderman was our Vice President of Research and Development. From November 1991 to November 1998, Mr. Schneiderman was employed at Accent Software International Ltd., where he served as Vice President of Engineering from October 1996 to March 1998 and as Vice President of Product Development from March 1998 to November 1998. Mr. Schneiderman also has held development positions at AT&T Bell Labs and the Whitewater Group. Mr. Schneiderman graduated with a B.S. in Computer Science from the University of Illinois at Urbana/Champaign and a M.S. in Computer Science from Illinois Institute of Technology.

Jeffrey S. Cutler has been our Chief Revenue Officer since March 15, 2005. From July 2003 to March 2005 he served as General Manager of the Software Information and Industry Association’s Content Division. Prior to that, between October 2001 and January 2003, Mr. Cutler served as President and Chief Executive Officer for Inlumen, Inc. From April 1999 to October 2001 Mr. Cutler was Senior Vice President, General Manager and Chief Operating Officer of Office.com, a leading online business service co-owned by Winstar Communications and CBS/Viacom, where he also served as Vice President Business Development between March 1998 and April 1999. Prior to that, between March 1997 and March 1998 he was Vice President of Sales and Marketing for Winstar Telebase, a leading channel for premium business content. Between September 1996 and March 1997, he served as Director of Sales for N2K Telebase, prior to its acquisition by Winstar. Mr. Cutler also spent two years as Director of Trading Services at Thomson Financial Services' CDA/Spectrum between December 1994 and August 1996, and worked at CompuServe from March 1986 to July 1994, managing the distribution of information, network and email/intranet services to the financial services industry. Mr. Cutler graduated with a BA in Computer Science and Finance from Rutgers College, Rutgers University in May 1985.

EXECUTIVE COMPENSATION AND RELATED MATTERS

Executive Compensation

The table below summarizes the compensation earned for services rendered to us in all capacities for the fiscal year ended December 31, 2004 by our Chief Executive Officer and any other officer whose 2004 compensation exceeded $100,000. No other individuals employed by us received a salary and bonus in excess of $100,000 during 2004.

		Annual Compensation		Long-term Compensation
				Awards	Payouts
				Securities		All Other
				Underlying	LTIP	Salaried
Name and Principal	Fiscal	Salary	Bonus	Options/	Payouts	Compensation(1)
Position	Year	($)	($)	SARs (#)	($)	($)
Robert Rosenschein	2004	179,563	—	—	—	22,451
Chief Executive Officer,
President and Chairman
of the Board

Steven Steinberg	2004	111,924	30,000	—	—	26,374
Chief Financial Officer

Jeff Schneiderman	2004	96,924	500	—	—	25,399
Chief Technical Officer

(1)
Includes payments made for the Israeli equivalent of social security, pension and disability insurance premiums, payments made in lieu of statutory severance and payments to continuing education plans.

Our named officers routinely receive other benefits from us that are customary to similarly situated companies. We have concluded, after reasonable inquiry, that the aggregate amount of these benefits in each of the years indicated did not exceed the lesser of $50,000 or 10% of the compensation of any named officer.

Options Granted in Fiscal Year 2004

We granted a total of 819,760 options during the fiscal year ended December 31, 2004. The following table sets forth the number of stock options granted to the named executive officers in fiscal year 2004.

Name	Number of Shares Underlying Options Granted	Date of Option Grant	% of Total Options Granted to Employees in Fiscal Year	Exercise Price	Expiration Date

Robert Rosenschein	241,964	1/08/2004	35.2%	$5.06	1/08/2014
Jeff Schneiderman	22,876	9/11/2004	3.3%	$5.25	9/11/2014
Steven Steinberg	26,353	9/11/2004	3.8%	$5.25	9/11/2014

2004 Fiscal Year End Option Values

The following table sets forth the value of unexercised “in-the-money” options held that represents the positive difference between the exercise price and the market price of $8.70 at December 31, 2004. No named executive officer exercised any options during 2004.

	Number of Unexercised in-the-money Options	Value of Unexercised in-the-money
Name	at Fiscal Year End	Options Fiscal Year end

Robert Rosenschein	241,964	$880,749
Jeff Schneiderman	76,311	$454,830
Steven Steinberg	74,139	$428,721

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

Mr. Rosenschein is employed as our President and Chief Executive Officer pursuant to a five-year employment agreement that commenced on January 1, 2002 and was amended and restated as of January 8, 2004. The amended agreement provides for an annual base salary of $198,000 with 10% annual increases and an annual bonus to be determined at the discretion of our board of directors. If we terminate Mr. Rosenschein for any reason other than cause, we are required to pay him a lump sum of $150,000 regardless of how much time remains in the term of his employment agreement less the severance pay portion of his Manager’s Insurance Policy (the “Policy”). If the Policy is greater than $150,000, then Mr. Rosenschein will be entitled to the entire amount payable under the Policy. At the time Mr. Rosenschein’s employment agreement was amended and restated, 241,964 options were granted to Mr. Rosenschein under the 2003 Stock Option Plan. In the event of a change in control, we will accelerate the vesting of 50% of any options granted to Mr. Rosenschein that have not vested as of the effective date of the change of control. If, within 12 months after such change in control, Mr. Rosenschein is terminated without cause, any unvested options that were granted to Mr. Rosenschein will vest immediately upon the effective date of the termination. Mr. Rosenschein has agreed to refrain from competing with us for a period of two years following the termination of his employment.

Mr. Steinberg is employed as our Chief Financial Officer pursuant to an employment agreement that commenced on April 1, 2004. The agreement provides for a base annual salary of $130,800. We or Mr. Steinberg may terminate the employment agreement by providing three months written notice. If we terminate Mr. Steinberg without cause, we shall extend the period during which Mr. Steinberg may exercise his options granted after the date of his employment agreement by one year from the effective date of Mr. Steinberg’s termination. In the event of a change in control, we will accelerate the vesting of 50% of any options granted to Mr. Steinberg that have not vested as of the effective date of the change of control. If, within 12 months after such change in control, Mr. Steinberg is terminated without cause, Mr. Steinberg is entitled to four months written notice and any unvested options that were granted to Mr. Steinberg will vest immediately upon the effective date of the termination. Mr. Steinberg has agreed to refrain from competing with us for a period of twelve months following the termination of his employment.

Mr. Schneiderman is employed as our Chief Technical Officer pursuant to an employment agreement that commenced on April 1, 2004. The agreement provides for a base annual salary of $117,480. We or Mr. Schneiderman may terminate the employment agreement by providing three months written notice. If we terminate Mr. Schneiderman without cause, we shall extend the period during which Mr. Schneiderman may exercise his options granted after the date of his employment agreement by one year from the effective date of Mr. Schneiderman’s termination. In the event of a change in control, we will accelerate the vesting of 50% of any options granted to Mr. Schneiderman subsequent to his employment agreement that have not vested as of the effective date of the change of control. If, within 12 months after such change in control, Mr. Schneiderman is terminated without cause, Mr. Schneiderman is entitled to four months written notice and any unvested options that were granted to Mr. Schneiderman subsequent to the date of his employment agreement will vest immediately upon the effective date of the termination. Mr. Schneiderman has agreed to refrain from competing with us for a period of twelve months following the termination of his employment.

Mr. Cutler is employed as our Chief Revenue Officer pursuant to an employment agreement that commenced on March 15, 2005. The agreement provides for a base annual salary of $225,000. We or Mr. Cutler may terminate the employment agreement by providing thirty days written notice. If we terminate Mr. Cutler without cause, or if Mr. Cutler resigns for certain “good reasons” enumerated in the employment agreement, we shall extend the period during which Mr. Cutler may exercise his options granted after the date of his employment agreement by one year from the effective date of Mr. Cutler’s termination and pay to Mr. Cutler a lump-sum cash payment equal to between 6 and 12 months of his base salary, depending upon his length of service at the time of such termination. In the event of a change in control, we will accelerate the vesting of 50% of any options granted to Mr. Cutler subsequent to his employment agreement that have not vested as of the effective date of the change of control. If GuruNet terminates Mr. Cutler’s employment without Cause (or if Mr. Cutler resigns for certain “good reasons” enumerated in the employment agreement) at any time during the twelve (12) months subsequent to a change of control, then, 100% of any options granted to Mr. Cutler that have not vested will immediately vest and GuruNet will pay to Mr. Cutler a lump-sum cash payment equal to his annual base salary at the time of the change in control. If upon a change of control the market closing price of GuruNet’s common stock is less than 120% of GuruNet’s market closing price on the employment commencement date, then Mr. Cutler shall have the option to forfeit 200,000 of his options and he shall receive a stock award of 50,000 shares of GuruNet’s common stock. Mr. Cutler has agreed to refrain from competing with us following the termination of his employment for a period of between six to twelve months, depending on certain conditions enumerated in the employment agreement.

Compensation of Directors

Non-employee directors receive an annual fee of $15,000, plus $500 for attendance at each full board meeting of our board of directors and reimbursement for reasonable travel expenses. In January 2004, our board authorized the grant of options to purchase 28,671 shares of common stock under our existing stock option plan to each of Mr. Tebbe and Mr. Sim. In June 2004, our board authorized the grant of options to purchase 28,700 shares of common stock under our existing stock option plan to each of Mr. Sternlicht, Mr. Colonna and former director, Mr. Eisenberg. In December 2004, our board authorized the grant of options to purchase 28,700 shares of common stock under our existing stock option plan to Mr. Segall. Additionally, the members of the board’s Audit Committee will be paid an additional annual fee of $5,000 plus reimbursement for reasonable travel expenses, and the Chairman of the Audit Committee will be paid an additional annual fee of $10,000 plus reimbursement for reasonable travel expenses.

Director and Officer Liability

GuruNet’s Amended and Restated Certificate of Incorporation provides that all directors, officers, employees and agents of GuruNet shall be entitled to be indemnified by GuruNet to the fullest extent permitted by Section 145 of the Delaware General Corporation Law. GuruNet’s Amended and Restated Certificate of Incorporation includes a provision eliminating the personal liability of directors and officers to GuruNet for damages to the maximum extent permitted by Delaware law, including exculpation for acts or omissions in violation of directors' fiduciary duties of care. GuruNet also has in effect under policies currently in effect and expiring on December 9, 2005, insurance covering all of its directors and officers against certain liabilities and reimbursing GuruNet for obligations for which it incurs as a result of its indemnification of such directors, officers and employees.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

The members of the Compensation Committee during the year ended December 31, 2004 were Messrs. Mark A. Tebbe, Edward G. Sim and former director Michael Eisenberg. During 2004, none of our executive officers served as a director or member of a compensation committee (or other committee serving an equivalent function) of any other entity, whose executive officers served as a director or member of our Compensation Committee.

Certain Relationships and Related Transactions

In March 2004, Mark A. Tebbe, one of the members of our board of directors and as agent on our behalf, purchased the Internet domain name, “www.Answers.com,” from an unrelated third party for $80,200. Immediately following such purchase, Mr. Tebbe transferred the Internet domain name to us and was reimbursed $80,200. The terms of transaction were as favorable to us as those generally available from unaffiliated third parties. However, at the time this transaction was entered into, we lacked sufficient disinterested independent directors to ratify the transaction.

In May 2005, GuruNet entered into a certain API Agreement with Shopping.com, Inc. A former member of our board, Michael Eisenberg, was at the time of the board approval of such transaction a board member of both GuruNet and Shopping.com. Since Mr. Eisenberg was deemed an interested director with respect to this transaction, it was approved by a majority of the disinterested independent directors of GuruNet.

Other than the aforementioned, there have been no transactions during the last two years, or proposed transactions, to which we were or will be a party, in which any director, executive officer, beneficial owner of more than 5% of our common stock or any member of the immediate family (including spouse, parents, children, siblings and in-laws) of any of these persons, had or is to have a direct or indirect material interest.

Any future transactions with officers, directors or 5% stockholders will be on terms no less favorable to us than could be obtained from independent parties. Any affiliated transactions must be approved by a majority of our independent and disinterested directors who have access to our counsel or independent legal counsel at our expense.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, officers and persons who own more than 10% of our outstanding common stock to file with the SEC initial reports of ownership and changes in ownership of our common stock. Such individuals are also required to furnish us with copies of all such ownership reports they file.

Based solely on information furnished to us and contained in reports filed with the SEC, as well as any written representations that no other reports were required, GuruNet Corporation believes that during 2004, all Securities and Exchange Commission filings of its directors and executive officers complied with the requirements of Section 16 of the Securities Exchange Act, with the exception of two filings relating to Messrs. Steven Steinberg and Jeff Schneiderman. Steven Steinberg filed a late Form 5, in lieu of filing of late Form 4 to report a November 2004 grant of stock options for 26,353 shares of common stock. Jeff Schneiderman filed a late Form 5, in lieu of filing of late Form 4 to report a November 2004 grant of stock options for 22,876 shares of common stock.

Equity Compensation Plan Information

The following table sets forth certain information at December 31, 2004 with respect to our equity compensation plans that provide for the issuance of options, warrants or rights to purchase our securities.

	No. of Securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	No. of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans
approved by security holders	1,050,404	$5.03	471,304
Equity compensation plans not
approved by security holders	0	$0.00	0
Total	1,050,404	$5.03	471,304

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

Compensation Philosophy

GuruNet strives to apply a uniform philosophy regarding compensation for all of its employees, including the members of its senior management. This philosophy is based upon the premise that the achievements of GuruNet result from the combined and coordinated efforts of all employees working toward common goals and objectives in a competitive, evolving market place.

The goals of GuruNet’s compensation program are to align remuneration with business objectives and performance, and to enable GuruNet to retain and competitively reward executive officers who contribute to the long-term success of GuruNet. GuruNet attempts to pay its executive officers competitively in order that it will be able to retain the most capable people in the industry. In making executive compensation decisions, the Compensation Committee considered achievement of certain criteria, some of which relate to GuruNet’s performance and others of which relate to the performance of the individual employee. Awards to executive officers are based on achievement of company and individual performance criteria.

The Compensation Committee will evaluate GuruNet’s compensation policies on an ongoing basis to determine whether they enable GuruNet to attract, retain and motivate key personnel. To meet these objectives, the Compensation Committee may from time to time increase salaries, award additional stock options or provide other short and long-term incentive compensation to executive officers.

Forms of Compensation

We provide our executive officers with a compensation package consisting of base salary and participation in benefit plans generally available to other employees. In setting total compensation, the Compensation Committee considers individual and company performance, as well as market information regarding compensation paid by other companies in our industry.

Base Salary. Salaries for our executive officers are initially set based on negotiation with individual executive officers at the time of recruitment and with reference to salaries for comparable positions in the industry for individuals of similar education and background to the executive officers being recruited. We also consider the individual’s experience, reputation in his or her industry and expected contributions to GuruNet.

Bonuses. It is our policy that a component of each officer’s potential annual compensation take the form of a performance-based bonus. Bonus payments to officers other than the Chief Executive Officer are determined by the Compensation Committee, in consultation with the Chief Executive Officer, based on GuruNet’s financial performance and the achievement of the officer’s individual performance objectives. The Chief Executive Officer’s bonus is determined by the Compensation Committee, without participation by the Chief Executive Officer, based on the same factors.

Long-Term Incentives. Longer-term incentives are provided through stock options, which reward executives and other employees through the growth in value of our stock. The Compensation Committee believes that employee equity ownership provides a major incentive for employees to build stockholder value and serves to align the interests of employees with those of GuruNet’s stockholders. Grants of stock options to executive officers are based upon each officer’s relative position, responsibilities and contributions to GuruNet, with primary weight given to the executive officers’ relative rank and responsibilities. Initial stock option grants designed to recruit an executive officer to join GuruNet may be based on negotiations with the officer and with reference to historical option grants to existing officers. Stock options are generally granted at an exercise price equal to the market price of our common stock on the date of grant and will provide value to the executive officers only when the price of our common stock increases over the exercise price.

Employment and Severance Agreements. GuruNet has entered into employment agreements with its executive officers and certain key employees. Except for Robert S. Rosenschein, our Chief Executive Officer, our employment agreements with our officers and key employees are terminable by either party upon 30-90 days notice. The employment agreements of Mr. Rosenschein and Mr. Cutler provide for a severance payment in the event GuruNet terminates their employment without cause, and in the case of Mr. Cutler’s, should Mr. Cutler leave with ‘good reason’ as defined in his employment agreement.

Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended, restricts deductibility of executive compensation paid to our Chief Executive Officer and each of the four other most highly compensated executive officers holding office at the end of any year to the extent such compensation exceeds $1,000,000 for any of such officers in any year and does not qualify for an exception under Section 162(m) or related regulations. The Compensation Committee’s policy is to qualify its executive compensation for deductibility under applicable tax laws to the extent practicable. Income related to stock options granted under GuruNet’s 1999 Stock Option Plan, the 2000 Stock Plan, the 2003 Stock Plan and the 2004 Stock Plan generally qualify for an exemption from these restrictions imposed by Section 162(m). In the future, the Compensation Committee will continue to evaluate the advisability of qualifying its executive compensation for full deductibility.

2004 Compensation

Compensation for the individuals who served as Chief Executive Officer of GuruNet and other executive officers for fiscal 2004 was set according to the established compensation policy described above.

Robert S. Rosenschein serves as GuruNet’s Chief Executive Officer, President and Chairman of the Board. In the fiscal year ended December 31, 2004, Mr. Rosenschein received $179,563 in salary, $0 in bonuses and $22,451 in other compensation for his service as an executive officer of GuruNet. In 2004, GuruNet granted Mr. Rosenschein options to purchase 241,964 shares of GuruNet’s common stock at an exercise price of $5.06 per share. Mr. Rosenschein’s compensation for the 2004 fiscal year was based on qualitative managerial efforts and business ingenuity.

COMPENSATION COMMITTEE:

Mark A. Tebbe
Edward G. Sim
Michael Eisenberg (Former director)

REPORT OF THE AUDIT COMMITTEE

The Audit Committee currently consists of three directors, each of whom, in the judgment of GuruNet’s board of directors, is “independent” as defined in the applicable listing standards of the American Stock Exchange. The members of GuruNet’s Audit Committee are Mark A. Tebbe, Edward G. Sim and Yehuda Sternlicht . The Audit Committee acts pursuant to a written charter that has been adopted by GuruNet’s board of directors. A copy of the charter is attached to this proxy statement as Annex A.

The following is the report of the Audit Committee with respect to GuruNet’s audited financial statements for its fiscal year ended December 31, 2004. The information contained in this report shall not be deemed to be soliciting material or to be filed with the SEC, nor shall such information be incorporated by reference into any future filing under the Exchange Act, except to the extent that GuruNet specifically incorporates it by reference in such filing.

In connection with the preparation and filing of GuruNet’s Annual Report on Form 10-KSB/A for its fiscal year ended December 31, 2004:

(1) The Audit Committee reviewed and discussed the audited financial statements with management;

(2) The Audit Committee discussed with Somekh Chaikin, a member of KPMG International, GuruNet’s independent registered public accounting firm, the material required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, (as may be modified or supplemented); and

(3) The Audit Committee received the written disclosures and the letter from Somekh Chaikin required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as may be modified or supplemented, and discussed with the independent registered public accounting firm any relationships that may impact their objectivity and independence and satisfied itself as to the independence of the independent registered public accounting firm.

Based on the review and discussion referred to above, the Audit Committee recommended to GuruNet’s board of directors that GuruNet’s audited financial statements be included in GuruNet’s Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2004, to be filed with the SEC.

AUDIT COMMITTEE:

Mark A. Tebbe
Edward G. Sim
Yehuda Sternlicht

COMPARISON OF STOCKHOLDER RETURN

The following graph shows a comparison from October 13, 2004, (the date GuruNet’s common stock commenced trading on the American Stock Exchange) through December 31, 2004 of cumulative total return for GuruNet’s common stock compared with (i) the American Stock Exchange Market Composite Index and (ii) the Morgan Stanley Hi-Tech Index. Such returns are based on historical results and are not intended to suggest future performance. The graph assumes that the value of the investment in GuruNet’s common stock, the American Stock Exchange Composite Index and the Morgan Stanley Hi-Tech Index each was $100 on October 13, 2004 and that all dividends were reinvested. All of the indices include only companies whose common stock has been registered under Section 12 of the Exchange Act, for at least the time frame set forth in the graph. GuruNet has never paid dividends on its common stock and has no present plans to do so.

COMPARISON OF 11 WEEKS CUMULATIVE TOTAL RETURN
AMONG GURUNET CORPORATION, THE AMEX COMPOSITE INDEX AND THE MORGAN STANLEY HI-TECH INDEX

Company/Market/Index	10/13/2004	12/31/04
GuruNet Corporation	100	174
AMEX Composite Index	100	113
Morgan Stanley Hi-Tech Index	100	112

ANNUAL REPORT

A copy of GuruNet's 2004 Annual Report to Stockholders is being mailed to stockholders with this proxy statement.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
FOR THE 2006 ANNUAL MEETING OF GURUNET’S STOCKHOLDERS

We have an advance notice provision under our bylaws for stockholder business to be presented at annual meetings of stockholders. Such provision states that in order for stockholder business to be brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in writing to our Secretary. To be timely, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not less than 75 days nor more than 90 days prior to the date of the annual meeting; provided, however, that if less than 75 days’ prior notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be so delivered or received not later than the close of business on the 10th day following the earlier of (1) the day on which such notice of meeting was mailed or (2) the day on which such public disclosure was made.

GuruNet’s stockholders may submit for inclusion in GuruNet’s proxy statement for the 2006 annual meeting of stockholders proposals on matters appropriate for stockholder action at the 2006 annual meeting of stockholders consistent with Rule 14a-8 promulgated under the Exchange Act. GuruNet must receive proposals that stockholders seek to include in the proxy statement for GuruNet’s 2006 annual meeting by no later than February 1, 2006. If next year’s annual meeting is held on a date more than 30 calendar days from July 12, 2006, a stockholder proposal must be received by a reasonable time before GuruNet begins to print and mail its proxy solicitation materials for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the SEC.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director or executive officer of GuruNet at any time since the beginning of the last fiscal year, nor any individual nominated to be a director of GuruNet, nor any associate or affiliate of any of the foregoing, has any material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the annual meeting.

OTHER MATTERS

Our board of directors does not intend to bring any matters before the annual meeting other than those specifically set forth in the notice of the annual meeting and, as of the date of this proxy statement, does not know of any matters to be brought before the annual meeting by others. If any other matters properly come before the annual meeting, or any adjournment or postponement of the annual meeting, it is the intention of the persons named in the accompanying proxy to vote those proxies on such matters in accordance with their best judgment.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

GuruNet’s consolidated audited balance sheets as of December 31, 2004 and 2003, and the related consolidated statements of and cash flows for each of the two years in the period ended December 31, 2004 and 2003, have been audited by Somekh Chaikin, a member of KPMG International, independent registered public accounting firm and have been included herein in reliance upon said firm as experts in auditing and accounting. Somekh Chaikin, a member of KPMG International has been our independent registered public accounting firm since 1999, and our board of directors, upon the recommendation of the Audit Committee, has reappointed Somekh Chaikin, a member of KPMG International to audit GuruNet for fiscal year 2005.

WHERE YOU CAN FIND MORE INFORMATION

GuruNet is subject to the informational requirements of the Securities Exchange Act and files reports and other information with the SEC. Such reports and other information filed by GuruNet may be inspected and copied at the SEC’s Public Reference Room at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, as well as in the SEC’s public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the SEC’s public reference rooms. The SEC also maintains an Internet site that contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov.

Annex A

GURUNET CORPORATION

AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee is appointed by the Board of Directors (the "Board") to assist the Board in monitoring (1) the integrity of the consolidated financial statements of GuruNet Corporation and its direct and indirect subsidiaries, whether domestic or foreign (the "Company") to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company, (2) the qualifications and independence of the Company’s auditors, (3) the performance of the Company's internal audit function and independent accountants, and (4) the compliance by the Company with all applicable legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") as now or may hereafter be amended, modified or adopted, to be included in the Company's annual proxy materials.

Committee Membership

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the rules and regulations of the Commission and of The Nasdaq Stock Market, Inc. or any national securities exchange on which any securities of the Company are traded, as now or may hereafter be amended, modified or adopted. At least one member of the Audit Committee shall be an "Audit Committee Financial Expert" as defined by the Commission's rules and regulations.

The Members of the Audit Committee shall be appointed by the Board and may be replaced by the Board at any time a majority of the Board determines that such Members’ continued service on the Committee is no longer in the best interest of the Company.

No member of the Audit Committee shall serve on the audit committee of more than two other pubic companies, unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on Committee.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. Meetings may be held either in person or telephonically as determined by the Chairman of the Audit Committee on such notice as the Chairman may determine. The Audit Committee shall meet periodically with management, the internal auditors, when established, and the independent accountants in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent accountants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Audit Committee.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent accountants. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent accountants (including resolution of disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent accountants shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent accountants, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. Pre-approval of all auditing services and permitted non-audit services shall be in accordance with the policy of the Audit Committee appended to this Charter as Attachment A, as may be amended or modified by the Audit Committee.

The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent accountants for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall regularly report to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.
Review and discuss with management and the independent accountants the annual audited financial statements, including disclosures made in "management's discussion and analysis of financial condition and results of operations" section of the Company's Exchange Act reports, and recommend to the full Board whether the audited financial statements should be included in the Company's Form 10-K.

2.
Review and discuss with management and the independent accountants the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent accountants' review of the quarterly financial statements.

3.
Discuss with management and the independent accountants significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

4.	Review and discuss quarterly results from the independent accountants review procedures on:

(a)	All critical accounting policies and practices to be used, including critical and significant accounting releases.

(b)
All alternative treatments of financial information within accounting principles generally accepted in the United States of America that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants.

(c)	Other material written communications between the independent accountants and management, such as any management letter or schedule of unadjusted differences.

5.
Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

6.	Discuss with management and the independent accountants the effect of regulatory and accounting initiatives as well as off-balance sheet items on the Company's financial statements.

7.
Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

8.
Discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9.
Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent Accountants

10.	Review and evaluate the lead partner of the independent accountants' team.

11.
Obtain and review a report from the independent accountants at least annually regarding (a) the independent accountants' internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent accountants and the Company. Evaluate the qualifications, performance and independence of the independent accountants, including considering whether the accountants' quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the accountants' independence, and taking into account the opinions of management and internal auditors.

12.
Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit at least every five years, and consider whether the auditing firm should be rotated at prescribed intervals as well.

13.
Recommend to the Board policies for the Company's hiring of employees or former employees of the independent accountants who participated in any capacity in the audit of the Company as well as monitoring the effect any such hiring has on independence.

14.	Meet with the independent accountants prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company's Internal Audit Function

15.	Review the appointment and replacement of the senior internal auditor.

16.	Review the significant reports to management prepared by the internal auditing department and management's responses.

17.	Discuss with management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

18.	Obtain from the independent accountants assurance that Section 10A(b) of the Exchange Act has not been implicated.

19.
Obtain reports from management, the Company's internal audit department that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics. Review with the independent accountants their report with respect to management's evaluation of internal financial controls.

20.
Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

21.
Discuss with management and the independent accountants any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

22.	Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

Limitation of Audit Committee's Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with accounting principles generally accepted in the United States of America and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

ATTACHMENT A

GuruNet Corporation Audit Committee Pre-Approval Policy

I.	Statement of Principles

The Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the pre-approval of the Audit Committee. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of pre-approved services, based on subsequent determinations.

II.	Delegation

The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

III.	Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved the Audit services listed in Appendix A. All other Audit services not listed in Appendix A must be separately pre-approved by the Audit Committee.

IV.	Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved the Audit-related services listed in Appendix B. All other Audit-related services not listed in Appendix B must be separately pre-approved by the Audit Committee.

V.	Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved the Tax services listed in Appendix C. All Tax services involving transactions not listed in Appendix C must be separately pre-approved by the Audit Committee.

VI.	All Other Services

The Audit Committee may grant pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor. The Audit Committee has pre-approved the All Other services listed in Appendix D. Permissible All Other services not listed in Appendix D must be separately pre-approved by the Audit Committee.

A list of the SEC's prohibited non-audit services is attached to this policy as Exhibit 1. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII.	Pre-Approval Fee Levels

Pre-approval fee levels for all services to be provided by the independent auditor will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

VIII.	Supporting Documentation

With respect to each proposed pre-approved service, the independent auditor will provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.

IX.	Procedures

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

Annex B
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GURUNET CORPORATION

2005 INCENTIVE COMPENSATION PLAN
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2005 INCENTIVE COMPENSATION PLAN

TABLE OF CONTENTS

	(e)	3(9) Awards	18
	(f)	Non Transferable	18
	(g)	Compliance of Other Awards with Applicable Israeli law	18
	(h)	Tax Compliance	19
	(i)	Currency	19
9.		Code Section 162(m) Provisions.	19
	(a)	Covered Employees	19
	(b)	Performance Criteria	20
	(c)	Performance Period; Timing For Establishing Performance Goals	20
	(d)	Adjustments	20
	(e)	Committee Certification	20
10.		Change in Control.	21
	(a)	Effect of “Change in Control.”	21
	(b)	Definition of “Change in Control”	22
11.		General Provisions.	23
	(a)	Compliance With Legal and Other Requirements	23
	(b)	Limits on Transferability; Beneficiaries	23
	(c)	Adjustments	24
	(d)	Taxes	25
	(e)	Changes to the Plan and Awards	25
	(f)	Limitation on Rights Conferred Under Plan	25
	(g)	Unfunded Status of Awards; Creation of Trusts	26
	(h)	Nonexclusivity of the Plan	26
	(i)	Payments in the Event of Forfeitures; Fractional Shares	26
	(j)	Governing Law	26
	(k)	Non-U.S. Laws	26
	(l)	Plan Effective Date and Shareholder Approval; Termination of Plan	27

2005 INCENTIVE COMPENSATION PLAN

1. Purpose. The purpose of this 2005 INCENTIVE COMPENSATION PLAN (the “Plan”) is to assist GuruNet Corporation, a Delaware corporation (the “Company”) and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined elsewhere in the Plan.

(a) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award, Share granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award or Performance Award, Trustee 102 Award, Non Trustee 102 Award, 3(9) Award, together with any other right or interest, granted to a Participant under the Plan.

(b) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c) “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 11(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d) “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e) “Board” means the Company’s Board of Directors.

(f) “Capital Gain Award” means a grant to a Participant of an Option, Share or other Award which the Company elects and designates to qualify for capital gain tax treatment in accordance with the provisions of Section 102(b)(2) of the Ordinance.

(g) “Change in Control” means a Change in Control as defined with related terms in Section 10(b) of the Plan.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i) “Committee” means the Compensation Committee of the Board.

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(j) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(k) “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(l) “Controlling Shareholder” means a controlling shareholder as defined in Section 32(9) of the Ordinance.

(m) “Covered Employee” means an Eligible Person who is a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

(n) “Date of Grant” means, the date of grant of an Award, as determined by the Committee and set forth in the Participant’s Award Agreement.

(o) “Deferred Stock” means a right to receive Shares, including Restricted Stock, cash or a combination thereof, at the end of a specified deferral period.

(p) “Deferred Stock Award” means an Award of Deferred Stock granted to a Participant under Section 6(e) hereof.

(q) “Director” means a member of the Board or the board of directors of any Related Entity.

(r) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(s) “Discounted Option” means any Option awarded under Section 6(b) hereof with an exercise price that is less than the Fair Market Value of a Share on the date of grant.

(t) “Discounted Stock Appreciation Right” means any Stock Appreciation Right awarded under Section 6(c) hereof with an exercise price that is less than the Fair Market Value of a Share on the date of grant.

(u) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

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(v) “Effective Date” means the effective date of the Plan, which shall be July 18, 2005.

(w) “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(x) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(y) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(z) “Fair Market Value” means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(aa) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(bb) “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the American Stock Exchange or any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Stock Market.

(cc) “Incumbent Board” means the Incumbent Board as defined in Section 10(b)(ii) of the Plan.

(dd) “ITA” means the Israeli Tax Authorities.

(ee) “Non-Employee” means a consultant, adviser, service provider, Controlling Shareholder or any other person who is not an employee within the meaning of Section 102 of the Ordinance.

(ff) “Non Trustee 102 Award” means a grant to a Participant of an Option, Share or other Award granted in compliance with Section 102(c) of the Ordinance.

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(gg) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods or under Section 8 hereof to purchase Shares at a specified price during specified time periods.

(hh) “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(ii) “Option Proceeds” means the cash actually received by the Company for the exercise price in connection with the exercise of Options that are exercised after the Effective Date of the Plan plus the maximum tax benefit that could be realized by the Company as a result of the exercise of such Options, which tax benefit shall be determined by multiplying (i) the amount that is deductible for Federal income tax purposes as a result of any such option exercise (currently, equal to the amount upon which the Participant’s withholding tax obligation is calculated), times (ii) the maximum Federal corporate income tax rate for the year of exercise. With respect to Options, to the extent that a Participant pays the exercise price and/or withholding taxes with Shares, Option Proceeds shall not be calculated with respect to the amounts so paid in Shares.

With respect to Options granted pursuant to Section 8 hereof, such term shall mean the price paid by a Participant for each Share subject to an Option.

(jj) “Ordinary Income Award” means a grant to a Participant of an Option, Share or other Award which the Company elects and designates to qualify for ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) of the Ordinance.

(kk) “102 Award” means a grant to an Employee of an Option, Share or other Award in compliance with Section 102 of the Ordinance.

(ll) “Ordinance” means the Israeli Income Tax Ordinance (New Version) 1961 as now in effect and as hereafter amended from time to time.

(mm) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(nn) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(oo) “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Section 6(h).

(pp) “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(qq) “Performance Share” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

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(rr) “Performance Unit” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(ss) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(tt) “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by Board in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly which for purposes of Section 8 shall mean an entity which qualifies as an employer under Section 102 of the Ordinance.

(uu) “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(vv) “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(ww) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(xx) “Section 102” means Section 102 of the Ordinance as now in effect and as hereafter amended from time to time.

(yy) “Section 3(9)” means Section 3(9) of the Ordinance as now in effect and as hereafter amended from time to time.

(zz) “Shareholder Approval Date” means the date on which this Plan is approved shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed on quoted, and other laws, regulations and obligations of the Company applicable to the Plan.

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(aaa) “Shares” means the shares of common stock of the Company, par value $0.001 per share; and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 11(c) hereof; provided, however, that for purposes of Section 8 such other securities shall only be deemed Shares to the extent such substitution or resubstitution complies with the requirements of Section 102 and Section 3(9), as the case may be.

(bbb) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(ccc) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(ddd) “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines.

(eee) “3(9) Award” means a grant to a Participant of an Option, Share or other Award in compliance with Section 3(9) of the Ordinance to any person who is a Non- Employee.

(fff) “Trustee” means any individual or entity appointed by the Committee to serve as a trustee under the Plan and approved by the ITA, all in accordance with the provisions of Section 102(a) of the Ordinance.

(ggg) “Trustee 102 Award” means a grant to a Participant of a Capital Gain Award and Ordinary Income Award granted pursuant to Section 102(b) of the Ordinance and held in trust by a Trustee for the benefit of the Participant.

3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee, except to the extent the Board elects to administer the Plan, in which case the Plan shall be administered by only those directors who are Independent Directors, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of other Eligible Persons or Participants.

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(b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Participants, Beneficiaries, transferees under Section 11(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

(c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 11(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 850,000. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b) Application of Limitation to Grants of Award. No Award may be granted if the number of Shares to be delivered in connection with such an Award or, in the case of an Award relating to Shares but settled only in cash (such as cash-only Stock Appreciation Rights), the number of Shares to which such Award relates, exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

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(c) Availability of Shares Not Delivered under Awards and Adjustments to Limits.

 (i) If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan, subject to Section 4(c)(v) below.

(ii) In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such option or other award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan.

(iii) Shares reacquired by the Company on the open market using Option Proceeds shall be available for Awards under the Plan. The increase in Shares available pursuant to the repurchase of Shares with Option Proceeds shall not be greater than the amount of such proceeds divided by the Fair Market Value of a Share on the date of exercise of the Option giving rise to such Option Proceeds.

(iv) Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(v) Any Shares that again become available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share.

(vi) Notwithstanding anything in this Section 4(c) to the contrary and solely for purposes of determining whether Shares are available for the delivery of Incentive Stock Options, the maximum aggregate number of shares that may be granted under this Plan shall be determined without regard to any Shares restored pursuant to this Section 4(c) that, if taken into account, would cause the Plan to fail the requirement under Code Section 422 that the Plan designate a maximum aggregate number of shares that may be issued.

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5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 11(c), in any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted (i) Options or Stock Appreciation Rights with respect to more than 250,000 Shares or (ii) Restricted Stock, Deferred Stock, Performance Shares and/or Other Stock-Based Awards with respect to more than 250,000 Shares. In addition, the maximum dollar value payable to any one Participant with respect to Performance Units is (x) $2,000,000 with respect to any 12 month Performance Period (pro-rated for any Performance Period that is less than 12 months based upon the ratio of the number of days in the Performance Period as compared to 365), and (y) with respect to any Performance Period that is more than 12 months, $200,000 multiplied by the number of full years in the Performance Period.

6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in Sections 6 and 8. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 11(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Delaware law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

(b) Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value a Share on the date such Incentive Stock Option is granted.

(ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares, other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of the Sarbanes-Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

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(iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

(c) Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

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(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right may be less than the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, but shall not be less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right.

(ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii) Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d) Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan, covering a period of time specified by the Committee (the “Restriction Period”). The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the Restriction Period, subject to Section 11(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

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(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(e) Deferred Stock Award. The Committee is authorized to grant Deferred Stock Awards to any Eligible Person on the following terms and conditions:

(i) Award and Restrictions. Satisfaction of a Deferred Stock Award shall occur upon expiration of the deferral period specified for such Deferred Stock Award by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, a Deferred Stock Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Deferred Stock Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Deferred Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Deferred Stock Award, a Deferred Stock Award carries no voting or dividend or other rights associated with Share ownership.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock Award), the Participant’s Deferred Stock Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Deferred Stock Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Deferred Stock Award.

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(iii) Dividend Equivalents. Unless otherwise determined by the Committee at date of grant, any Dividend Equivalents that are granted with respect to any Deferred Stock Award shall be either (A) paid with respect to such Deferred Stock Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock Award and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

(f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

(h) Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 9 if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than three months nor longer than five years. Except as provided in Section 10 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 9(b), or in the case of an Award that the Committee determines shall not be subject to Section 9 hereof, any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.

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(i) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of the Sarbanes Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

7. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered).

(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

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(c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of the American Stock Exchange or any national securities exchange on which the Company’s securities are listed for trading and, if not listed for trading on either the American Stock Exchange or a national securities exchange, then the rules of the Nasdaq Stock Market. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 11(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(e) Code Section 409A. If and to the extent that the Committee believes that any Awards may constitute a “nonqualified deferred compensation plan” under Section 409A of the Code, the terms and conditions set forth in the Award Agreement for that Award shall be drafted in a manner that is intended to comply with, and shall be interpreted in a manner consistent with, the applicable requirements of Section 409A of the Code.

8. Special Provisions For Israeli Residents.

(a) Scope. This Section 8(a) shall apply only to Participants who are residents of the State of Israel for Israeli tax purposes as of the Date of Grant of an Award.

(b) Grants Under Israeli Law. Any other provision of the Plan notwithstanding, the Plan may also be administered pursuant to the provisions of Section 102 and/or Section 3(9) of the Ordinance and the rules promulgated thereunder with respect to Participants who are Israeli residents for Israeli tax purposes as of the Date of Grant of an Award. The Committee may grant to such Eligible Persons Trustee 102 Awards, Non Trustee 102 Awards and 3(9) Awards as set forth in this Section 8(a).

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(c) Trustee 102 Awards.

(i) Under the Plan, the Company may grant both Capital Gain Awards and Ordinary Income Awards. However, the Committee shall elect from time to time, as permitted by applicable law, to issue either Capital Gain Awards or Ordinary Income Awards and shall notify all relevant authorities, including the ITA, of such election (the “Election”). The Committee shall be entitled to change such Election at any time after the date 12 months from the end of the calendar year in which the first grant was made in accordance with the previous Election, or such other date as may be allowed by applicable law. For so long as an Election is in effect, all Trustee 102 Awards shall be issued as either Capital Gain Awards or as Ordinary Income Awards in accordance with the Election then in effect. Awards granted pursuant to this Section shall be subject to the general terms and conditions specified in the Plan, except for provisions of the Plan applying to Awards under different tax laws or regulations.

(ii) Trustee 102 Awards may be granted after the date 30 days after the Company delivers to the ITA its request for approval of the Plan and the Trustee in accordance with Section 102 provided that no rejection of the Plan or the Trustee has been received by the Company by such date. Notwithstanding the above, if within 90 days of the Company’s delivery of the Plan to the ITA for approval, the ITA notifies the Company of its decision not to approve the Plan or the Trustee, any Awards that were granted and intended to be granted as Trustee 102 Awards shall be deemed to be Non Trustee 102 Awards, or will be treated as shall be agreed to with the ITA at such time.

(iii) All Trustee 102 Awards granted under this Plan shall be granted by the Company to a Trustee designated by the Committee and shall be registered in the name of the Trustee. The Trustee shall hold each such Award and any Shares issued upon exercise of such Award , registered in the name of the Trustee in trust for the benefit of the Participant in respect of whom such Award or Share was granted. All certificates representing Shares issued to the Trustee under the Plan shall be registered in the name of the Trustee and shall be deposited with the Trustee, and shall be held by the Trustee for the benefit of the Participant for such period of time as required by Section 102 or any regulations, rules or orders or procedures promulgated thereunder (the “Lockup Period”). All bonus shares and stock dividends to be issued by the Company, if any, with regard to Shares issued pursuant to the exercise of Trustee 102 Awards, while held by the Trustee, shall be registered in the name of the Trustee; and all provisions applying to such Shares shall apply to the bonus shares and stock dividends issued by virtue thereof, mutatis mutandis. Such bonus shares and stock dividends shall be subject to the Lockup Period of the Shares in respect of which they were issued.

(iv) Pursuant to Section 102, the Participant may not sell, transfer, release from trust or otherwise dispose of the Trustee 102 Awards or the Shares received upon exercise of any such Award during the Lockup Period. Notwithstanding the above, in the event such a sale, transfer or other disposition of the Award or the Shares occurs before the end of the Lockup Period, then the provisions of Section 102 relating to non-compliance with the Lockup Period, will apply and the Participant shall bear the entire burden thereof.

(v) Anything to the contrary notwithstanding, the Trustee shall not release any Trustee 102 Awards or any Shares issued upon exercise of the Awards, prior to the full payment of the relevant exercise price and payment by the Participant of Participant’s tax liability arising from such Trustee 102 Awards or Shares issued upon exercise thereof.

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(vi) As a condition to any Trustee 102 Awards grant, the Participant shall execute a written release releasing the Trustee, the Company and any Related Entity from any liability in respect of any action or decision duly taken with respect to the Plan or such Awards or Shares issued thereunder.

(vii) Trustee 102 Awards may only be granted to Eligible Persons who are Employees of the Company or a Related Entity and who are not, as of the Date of Grant, and who will not be, as a result of such grant, a Controlling Shareholder.

(d) Non Trustee 102 Awards

(i) Awards granted pursuant to this Section are intended to constitute Non Trustee 102 Awards and shall be subject to the general terms and conditions specified in the Plan, except for provisions of the Plan applying to Awards under different tax laws or regulations. Non Trustee 102 Awards shall comply with the provisions of Section 102(c) of the Ordinance.

(ii) The Company may grant Non Trustee 102 Awards only to Employees of the Company or a Related Entity and may not be granted to a person who is, or who as a result of such grant would become a Controlling Shareholder.

(iii) Non Trustee 102 Awards that may be granted pursuant to the Plan, in the discretion of the Committee, may be issued to a trustee appointed by the Committee.

(iv) If a Participant ceases to be an Employee of the Company or a Related Entity, as the case may be, for any reason, the Participant will be obligated to provide the Company with a security or guarantee, in form and substance agreeable to the Company, in its sole and absolute discretion, to cover any tax obligation which may result from the sale or disposition of such Award or the Shares received upon exercise thereof.

(v) The Shares issued upon the exercise of the Non Trustee 102 Awards, and all rights attached thereto shall not be transferred to a third party unless and until the Company has either (a) withheld payment of all taxes required to be paid upon the sale or transfer thereof, if any, or (b) received confirmation either that such payment, if any, was remitted to the relevant tax authorities or that other arrangements regarding such payment were made, all in form and substance satisfactory to the Company.

(vi) All bonus shares and stock dividends issued by the Company, if any, with regard to Shares issued pursuant to the exercise of Non Trustee 102 Awards, shall be subject to all of the provisions of the Plan applicable to such Shares, mutatis mutandis.

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(e) 3(9) Awards

(i) Awards granted pursuant to this Section shall constitute 3(9) Options and shall be subject to the general terms and conditions specified in the Plan, except for those provisions of the Plan applying to Awards subject to different tax laws or regulations.

(ii) 3(9) Awards shall comply with the provisions of Section 3(9) of the Ordinance and may only be granted to Non Employees of the Company or Related Entities;

(iii) 3(9) Awards granted pursuant to the Plan may, in the discretion of the Committee, be issued to a trustee appointed by the Committee. In such case, the Company may elect to enter into an agreement with a trustee concerning the administration of the issuance and exercise of 3(9) Awards, the purchase and sale of Shares issued upon exercise thereof, and the arrangements for payment or withholding of taxes due in connection with any such exercise, purchase or sale. The trust agreement may provide that the Company will issue the Shares to such trustee for the benefit of the Participant.

(iv) The Company may require, as a condition to the grant of 3(9) Awards , that such Participant provide a surety or guarantee to the satisfaction of the Company, to secure payment of all taxes which may become due upon the future transfer or disposition of such Shares to be issued upon the exercise of such 3(9) Awards.

(v) The Shares issued upon the exercise of the 3(9) Awards, and all rights attached thereto shall not be transferred unless and until the Company has either (a) withheld payment of all taxes required to be paid upon the sale or transfer thereof, if any, or (b) received confirmation either that such payment, if any, was remitted to the relevant tax authorities or that other arrangements regarding such payment were made, all in form and substance satisfactory to the Company.

(f) Non Transferable. No Award granted hereunder shall be transferable by a Participant other than by will or by the laws of descent and distribution.

(g) Compliance of Other Awards with Applicable Israeli law. The Committee may grant Options, Stock Appreciation Rights, Restricted Stock Awards, Deferred Stock Awards, Bonus Stock and Awards in lieu of obligations to pay cash or other property, Dividend Equivalents, Performance Awards and Other Stock Based Awards to Eligible Persons who are Israeli residents for Israeli tax purposes at the Date of Grant; provided, however, that all such awards are structured so as to settle or be exercisable solely into Stock and to comply with all of the applicable rules and regulations with respect to Trustee 102 Awards or Non Trustee 102 Awards or otherwise qualify for treatment as 3(9) Awards.

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(h) Tax Compliance

(i) Any and all tax consequences arising from the grant or exercise of Awards under this Section 8(h), the payment for, or the transfer of, Shares issued upon the exercise thereof, or from any other event or act under the Plan (whether of the Company, a Related Entity, the Trustee or the Participant), including, without limitation, any non-compliance of the Participant with the provisions hereof or of the Ordinance, shall be borne solely by the Participant. The Company, any applicable Related Entity, and the Trustee, shall each, to the extent relevant, withhold taxes according to the requirements of applicable laws, rules and regulations, including the withholding of taxes at source. Furthermore, each Participant shall indemnify each of the Company, the applicable Related Entity and the Trustee, and hold them harmless from any and all liability for any tax or interest or penalty thereupon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant. For the removal of doubt it is hereby clarified that Participant shall bear and be liable for all tax and other consequences in the event that Participant’s Trustee 102 Awards and/or Shares issued upon exercise thereof are not held for the entire Lockup Period, all as provided in Section 102.

(ii) Without derogating from the above, each Participant shall provide the Company, and any applicable Related Entity, and the Trustee, if any, with all relevant executed documents, certificates and/or forms that may be required from time to time by the Company or such Related Entity in order to comply with all applicable laws to determine and/or establish the Israeli tax liability of such Participant.

(iii) Any provisions of the Section 102 or Section 3(9) of the Ordinance and/or any of the rules or regulations promulgated thereunder, which are not expressly specified in the Plan or in the applicable Award Agreement, shall be deemed incorporated into the Plan and Award Agreement and shall be binding upon the Company, relevant Related Entity and the Participant.

(i) Currency. Except as otherwise determined by the Committee, all monetary values with respect to Awards granted pursuant to this Section 8, including without limitation the fair market value and the exercise price of each Award, shall be stated in United States Dollars. In the event that the exercise price is in fact to be paid in New Israeli Shekels, then the conversion rate to be applied shall be the last known representative rate of exchange of the US Dollar to the New Israeli Shekels on the date of payment. Provided, however, that the amount of any tax liability shall be determined in accordance with applicable law and regulations.

9. Code Section 162(m) Provisions.

(a) Covered Employees. The Committee, in its discretion, may determine at the time an Award is granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, that the provisions of this Section 9 shall be applicable to such Award.

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(b) Performance Criteria. If an Award is subject to this Section 9, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; and (13) debt reduction. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. The Committee may exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

(c) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a Performance Period no shorter than three months and no longer than five years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

(d) Adjustments. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 9, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 9. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

(e) Committee Certification. No Participant shall receive any payment under the Plan unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as “performance based compensation” under Code Section 162(m).

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10. Change in Control.

(a) Effect of “Change in Control.”

Subject to Section 10(a)(iv), and if and only to the extent provided in the Award Agreement, or to the extent otherwise determined by the Committee, upon the occurrence of a “Change in Control,” as defined in Section 10(b):

(i) Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 11(a) hereof.

(ii) Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Deferred Stock Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 11(a) hereof.

(iii) With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the Change in Control.

(iv) Notwithstanding the foregoing, if in the event of a Change in Control the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award, then each outstanding Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall not be accelerated as described in Sections 10(a)(i), (ii) and (iii). For the purposes of this Section 10(a)(iv), an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

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(b) Definition of “Change in Control”. Unless otherwise specified in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i) The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 10(b), the following acquisitions shall not constitute or result in a Change of Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; or (z) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

(ii) During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

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(iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

11. General Provisions.

(a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

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(c) Adjustments.

(i) Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii) Adjustments in Case of Certain Corporate Transactions. In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation, (b) the assumption or substitution for, as those terms are defined in Section 10(b)(iv) hereof, the outstanding Awards by the surviving corporation or its parent or subsidiary, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). The Committee shall give written notice of any proposed transaction referred to in this Section 11(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.

(iii) Other Adjustments. The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, Performance Awards granted pursuant to Section 9(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

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(d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything to the contrary, the Committee shall be authorized to amend any outstanding Option and/or Stock Appreciation Right to reduce the exercise price or grant price without the prior approval of the shareholders of the Company. In addition, the Committee shall be authorized to cancel outstanding Options and/or Stock Appreciate Rights replaced with Awards having a lower exercise price without the prior approval of the shareholders of the Company.

(f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred Shares in accordance with the terms of an Award.

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(g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

(i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws, and applicable federal law.

(k) Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

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(l) Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

*            *            *            *            *            *

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FORM OF PROXY

GURUNET CORPORATION
Jerusalem Technology Park
Building 98
Jerusalem 91481 Israel
+972 2 649-5000

This Proxy is Solicited by the Board of Directors
of GuruNet Corporation
for the 2005 Annual Meeting of Stockholders to be held
on July 12, 2005

The undersigned hereby appoints Robert S. Rosenschein and Steven Steinberg and each or either of them, as proxies, with full power of substitution, with the powers the undersigned would possess if personally present, to vote all of the shares of common stock, $0.001 par value, of GuruNet Corporation (“GuruNet”) held of record by the undersigned on May 23, 2005, at the 2005 Annual Meeting of Stockholders to be held on July 12, 2005, at The Penn Club of New York, 30 West 44th Street, New York, New York 10036, commencing at 10:00 a.m., New York City time, and at any adjournments or postponements thereof (the “Annual Meeting”), hereby revoking all proxies heretofore given with respect to such shares, and the undersigned instructs said proxies to vote at the Annual Meeting in accordance with the instructions below.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1 AND FOR PROPOSAL NOS. 2 AND 3.

(Continued and to be signed on the reverse side)

2005 ANNUAL MEETING OF STOCKHOLDERS

OF GURUNET CORPORATION

JULY 12, 2005

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch tone telephone and follow the instructions. Have your proxy card available when you call.

INTERNET - Access www.voteproxy.com and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER: _______________

ACCOUNT NUMBER: _______________

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 p.m., New York City time, on July 11, 2005.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED IN PROPOSAL NO. 1 AND “FOR” PROPOSALS NOS. 2 AND 3. EACH PROPOSAL IS INDEPENDENT AND THE APPROVAL OF NO PROPOSAL IS CONDITIONED UPON THE APPROVAL OF ANY OTHER PROPOSAL.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE

1. To elect two Class I directors of GuruNet’s board of directors, each to serve until the annual meeting of stockholders of GuruNet in 2008 or until their respective successors are elected and qualified.

☐	FOR BOTH NOMINEES (except as marked to the contrary)	NOMINEES

☐	WITHHOLD AUTHORITY (to withhold authority to vote for any of the nominees, strike a line through the nominee’s name.	Mark A. Tebbe Lawrence S. Kramer

2.	To approve GuruNet’s 2005 Incentive Compensation Plan.	FOR	AGAINST	ABSTAIN
		☐	☐	☐
3.	To ratify the appointment by our Audit Committee of
Somekh Chaikin, a member of KPMG International to
	serve as GuruNet’s independent registered public	FOR	AGAINST	ABSTAIN
	accounting firm for the fiscal year ending	☐	☐	☐
December 31, 2005.

4.	In their discretion, the proxies are authorized to vote upon any other business that may properly come before the Annual Meeting.

  The undersigned hereby acknowledges receipt of (i) the Notice of the Annual Meeting of Stockholders, (ii) the accompanying proxy statement and attached annexes; (iii) this proxy card; and (iv) the 2004 Annual Report to Stockholders of GuruNet.

DATE: ________________________________________

SIGNATURE :__________________________________

SIGNATURE (If held jointly):______________________

Note:
Please sign exactly as your name appears hereon and mail it promptly even though you may plan to attend the Annual Meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If you are signing as a representative of the named stockholders (e.g., as a trustee, corporate officer or other agent on behalf of a trust, corporation, partnership or other entity) you should indicate your title or the capacity in which you sign.